NATIONAL LIFE VARIABLE
ANNUITY ACCOUNT 1
(A Separate Account of National
Life Insurance Company)

FINANCIAL STATEMENTS

* * * * *

DECEMBER 31, 2021

NATIONAL LIFE VARIABLE ANNUITY ACCOUNT 1

Index

December 31, 2021

Page(s)
Report of Independent Registered Public Accounting Firm	1
Statement of Net Assets	2
Statements of Operations and Changes in Net Assets	3-4
Notes to the Financial Statements	5-9

Report of Independent Registered Public Accounting Firm

To the Board of Directors of National Life Insurance Company and the Contractholders of National Life Variable Annuity Account 1

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Touchstone Funds, Inc. – Large Cap Focused Fund Class A of National Life Variable Annuity Account 1 as of December 31, 2021, and the related statements of operations and of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Touchstone Funds, Inc. – Large Cap Focused Fund Class A of National Life Variable Annuity Account 1 as of December 31, 2021, and the results of their operations and the changes in their net assets for each of the two years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of National Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of the subaccount of National Life Variable Annuity Account 1 based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the subaccount of National Life Variable Annuity Account 1 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also includes evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agent of the investee mutual fund. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

May 2, 2002

We have served as the auditor of one or more of the subaccounts in National Life Variable Annuity Account 1 since at least 1997. We have not been able to determine the specific year we began serving as auditor of the subaccounts.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, MA 02210
T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

NATIONAL LIFE VARIABLE ANNUITY ACCOUNT 1

(A Separate Account of National Life Insurance Company)

STATEMENT OF NET ASSETS

December 31, 2021

	Contractholder Account Values	National Life Insurance Company	Total
Assets:

Touchstone Funds, Inc. - Large Cap Focused Fund Class A at net asset value, 299,772 shares at $58.75 per share	$1,113,850	$16,497,735	$17,611,585

Assets represented by:

Owners of variable annuity contracts - 7,155.59 accumulation units at $121.87 per unit	$872,082	$—	$872,082

Reserves for annuity contracts in payment period	241,768	—	241,768

National Life Insurance Company - annuity mortality fluctuation fund	—	16,497,735	16,497,735

Total net assets	$1,113,850	$16,497,735	$17,611,585

The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE VARIABLE ANNUITY ACCOUNT 1

(A Separate Account of National Life Insurance Company)

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2021

	Contractholder Account Values	National Life Insurance Company	Total
Investment income:

Dividend income	$843	$12,773	$13,616

Expenses:
Mortality and expense risk charges	8,309	—	8,309
Annual account charges	12	—	12

Total expenses	8,321	—	8,321

Net investment (loss) income	(7,478)	12,773	5,295

Realized and unrealized gain on investments:
Capital gain distribution	$68,357	$1,030,291	$1,098,648
Net realized gain from securities sold	36,088	20,322	56,410
Net unrealized appreciation on investments	129,478	2,272,566	2,402,044

Net realized and unrealized gain on investments	233,923	3,323,179	3,557,102

Increase in net assets resulting from operations	226,445	3,335,952	3,562,397

Accumulation unit transactions:
Participant deposits, net	—	—	—
Participant withdrawals	(72,516)	—	(72,516)
Annuity benefit distributions	(29,022)	—	(29,022)
Death claims	—	—	—
Net transfers for required reserves	24,361	(24,361)	—
Total net accumulation unit transactions	149,268	3,311,591	3,460,859

Net assets, beginning of year	$964,582	$13,186,144	$14,150,726

Net assets, end of year	$1,113,850	$16,497,735	$17,611,585

Units Issued and Redeemed:
Beginning Balance	7,404.11
Units issued	—
Units transferred	—
Units transferred to/from reserves	—
Units redeemed	(248.52)
Ending Balance	7,155.59

The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE VARIABLE ANNUITY ACCOUNT 1

(A Separate Account of National Life Insurance Company)

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2020

	Contractholder Account Values	National Life Insurance Company	Total
Investment income:

Dividend income	$1,674	$23,733	$25,407

Expenses:
Mortality and expense risk charges	6,298	—	6,298
Annual account charges	12	—	12

Total expenses	6,310	—	6,310

Net investment (loss) income	(4,636)	23,733	19,097

Realized and unrealized gain on investments:
Capital gain distribution	$47,743	$676,706	$724,449
Net realized gain from securities sold	8,492	19,811	28,303
Net unrealized appreciation on investments	121,771	1,824,228	1,945,999

Net realized and unrealized gain on investments	178,006	2,520,745	2,698,751

Increase in net assets resulting from operations	173,370	2,544,478	2,717,848

Accumulation unit transactions:
Participant deposits, net	—	—	—
Participant withdrawals	(59,933)	—	(59,933)
Annuity benefit distributions	(13,350)	—	(13,350)
Death claims	—	—	—
Net transfers for required reserves	34,002	(33,929)	73
Total net accumulation unit transactions	134,089	2,510,549	2,644,638

Net assets, beginning of year	$830,493	$10,675,595	$11,506,088

Net assets, end of year	$964,582	$13,186,144	$14,150,726

Units Issued and Redeemed:
Beginning Balance	7,588.28
Units issued	—
Units transferred	—
Units transferred to/from reserves	—
Units redeemed	(184.17)
Ending Balance	7,404.11

The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE VARIABLE ANNUITY ACCOUNT 1

(A Separate Account of National Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – NATURE OF OPERATIONS

National Life Variable Annuity Account 1 (the “Variable Account”) operates as a unit investment trust under the Investment Company Act of 1940, and invests in shares of the Touchstone Large Cap Focused Fund (the “Fund”). The Fund is an open-end, diversified investment management company. The Variable Account no longer offers new contracts for sale. Participants may continue to make deposits into existing contracts.

Sub-accounts within the Variable Account consist of Contractholder Account Values and National Life Insurance Company’s (“National Life”) net investment in the Variable Account.

In 1971, National Life allocated $150,000, to establish the initial capital for the Variable Account. The amount was invested in shares of the Fund and designated as the initial annuity mortality fluctuation fund. This fund is adjusted by gains and losses on the mortality experience of annuitants and related increases or decreases in the net assets of the Variable Account. It is valued at the net asset value of the Fund shares. The fund represents seed money and has a balance of $16,497,735 as of December 31, 2021.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”). The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed in the preparation of the Variable Account’s financial statements.

Investment Valuation

The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 – inputs are unadjusted quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level 2 – inputs are quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in markets that are not active.

Level 3 – inputs are unobservable where there is little or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2021, none of the Variable Account investments are considered Level 3.

The Variable Account invests in registered mutual funds managed by unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values as provided by the fund manager. The Fair Value Hierarchy level of the Variable Account net assets is based on observable market inputs of the registered mutual funds as published on recognized market exchanges. National Life’s management reviews each mutual fund’s liquidity in order to determine the level at which those investments should be reported.

Investments in the portfolios are valued at the closing net asset value per share as determined by each portfolio’s administrator, and are classified under Level 1 of the three-tier hierarchy established in Accounting Standards Codification (“ASC”) 820 – Fair Value Measurement. During 2021, there were no

NATIONAL LIFE VARIABLE ANNUITY ACCOUNT 1

(A Separate Account of National Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

transfers between levels. The change in the difference between cost and market value is reflected as unrealized appreciation (depreciation) in the Statements of Operations and Changes in Net Assets.

Investment Transactions

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and income is recorded on the ex-dividend date. The cost of investments sold is determined using the first-in, first-out method (FIFO).

Contractholder Transactions

Purchase payments received from contractholders represent deposits under the Contracts reduced by applicable deductions, charges and state premium taxes. Contractholder withdrawals and annuity benefit distributions are payments to contractholders and beneficiaries made under the terms of the Contracts and amounts that contractholders have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in contractholders withdrawals and annuity benefit distributions.

Annuity Reserves

Annuity reserves are computed for currently payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3 1/2% unless the annuitant elects otherwise, in which case the rate may vary from 3% to 5%, as regulated by the laws of the respective states.

The mortality risk is fully borne by National Life and may result in additional amounts being transferred into the Variable Account by National Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to National Life’s General Account.

Federal Income Taxes

The operations of the Variable Account are part of and taxed with, the total operations of National Life, under Subchapter L of the Internal Revenue Code (IRC). Under the current provisions of the IRC, National Life does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Variable Account. Based on this, no Federal income tax provision is required. National Life will review periodically the status of this policy in the event of changes in the tax law. The Variable Account did not record any changes in and had no recorded liabilities for uncertain tax benefits or related interest and penalties as of and for the year ended December 31, 2021.

Subsequent Events

National Life has evaluated events subsequent to December 31, 2021 and through the financial statement issuance date. National Life has not evaluated subsequent events after the issuance date for presentation in these financial statements.

NATIONAL LIFE VARIABLE ANNUITY ACCOUNT 1

(A Separate Account of National Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3 - CHARGES AND EXPENSES

Sales and administration charges are deducted daily from the contractholder accumulation value as a reduction in units. The rate and amount of deduction varies between single and periodic payment contracts and on the purchase payment amount (sometimes also called the premium or deposit). Deductions range between 1% - 8% of the purchase payment amount for single payment contracts and range between 7% - 12% of the purchase payment amount for periodic payment contracts.

Contract charges for single payment contracts are $75 and are deducted from the purchase payment. Contract charges for periodic payment contracts vary depending on the number of periodic payments per year, but in no event will exceed 1% of the contractholder’s accumulation value at the time the annual charge is made. The charges for periodic payment contracts are deducted from the contractholder accumulation value as a reduction in units.

Transfer charges are collected as a deduction against the transfer amount. The charge amounts vary depending on the specifics of the transfer, but do not exceed $75.

Premium taxes are deducted either from the purchase payment or the contractholder accumulation value as a reduction in units. The amount collected will be based on the premium tax assessed against National Life by the appropriate taxing jurisdiction. Applicable tax rates generally do not exceed 2.5%.

NOTE 4 – INVESTMENTS

The number of shares held and cost of the Fund at December 31, 2021 is set forth below:

	Shares	Cost

Touchstone Large Cap Focused Fund	299,772	$12,683,302

The cost also represents the aggregate cost for federal income tax purposes.

NOTE 5 – PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases represent reinvested dividends and short/long term capital gains; there were no participant deposits made during the year. Purchases and proceeds from sales of shares of the Fund for the year ended December 31, 2021 aggregated the following:

	Purchases	Sales Proceeds

Touchstone Large Cap Focused Fund	$1,146,378	$143,973

NATIONAL LIFE VARIABLE ANNUITY ACCOUNT 1

(A Separate Account of National Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 6 – FINANCIAL HIGHLIGHTS

A summary of units outstanding and unit values for the Variable Account, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended December 31, 2021, 2020, 2019, 2018, and 2017 are shown below. Information for the years ended December 31, 2021, 2020, 2019, 2018, and 2017 reflect the adoption of AICPA Statement of Position 03-5, Financial Highlights of Separate Accounts. Certain ratios presented for the prior years reflect the presentation used in the current year.

	At December 31			For the Year Ended December 31
	Units Outstanding	Unit Fair Value	Net Assets	Investment Income Ratio *	Expense Ratio **	Total Return ***
Touchstone Large Cap Focused Fund
2021	7,155.59	$121.87	872,082	0.08%	0.75%	24.33%
2020	7,404.11	$98.02	725,747	0.21%	0.75%	22.88%
2019	7,588.28	$79.77	605,294	11.62%	0.75%	29.18%
2018	7,739.88	$61.75	477,932	0.68%	0.75%	12.23%
2017	8,324.92	$55.02	458,010	0.91%	0.75%	5.12%

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract values either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

** These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract values through the redemption of units and expenses of the underlying fund have been excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

On October 27, 2017, the Sentinel Common Stock Fund transferred substantially all of its assets and substantially all of its liabilities into the Touchstone Large Cap Focused Fund.There have been no fund substitutions in the years 2018, 2019, 2020, or 2021.

NOTE 7 – DISTRIBUTION OF NET INCOME

The Variable Account does not expect to declare dividends to contractholders from accumulated net income. The accumulated net income will be distributed to contractholders as withdrawals (in the form of annuity benefits or surrenders) in excess of the contractholders’ net contributions to the Variable Account.

NATIONAL LIFE VARIABLE ANNUITY ACCOUNT 1

(A Separate Account of National Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 8 – DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the IRC, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

National Life Insurance

Company

Financial Statements and Supplemental

Schedules – Statutory-Basis

As of and for the Years Ended
December 31, 2021 and 2020

National Life Insurance Company

Financial Statements and Supplemental Schedules

Statutory-Basis

As of and for the Years Ended December 31, 2021 and 2020

Appendix:

Investment Risk Interrogatories

Report of Independent Auditors

To the Board of Directors of National Life Insurance Company

Opinions

We have audited the accompanying statutory-basis financial statements of National Life Insurance Company (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, capital and surplus as of December 31, 2021 and 2020, and the related statutory-basis statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the "financial statements").

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Vermont Department of Financial Regulation described in Note A.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note A to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Vermont Department of Financial Regulation, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note A and accounting principles generally accepted in the United States of America are material.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, MA 02210 T: (617) 530-5000, F: (617) 530-5001, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Vermont Department of Financial Regulation. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors' Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The Supplemental Schedules of Selected Statutory-Basis Financial Data, Schedule of

2

Reinsurance Disclosures, Summary Investment Schedules, and Investment Risk Interrogatories (collectively referred to as the "supplemental schedules") of the Company as of December 31, 2021 and for the year then ended are presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

Boston, Massachusetts

April 21, 2022

3

National Life Insurance Company

Statements of Admitted Assets, Liabilities, Capital and Surplus –

Statutory-Basis

	December 31,
	2021	2020
Admitted assets	(in thousands)

Cash and invested assets:	$6,007,841
Bonds		$5,735,202
Preferred stocks	1,962	2,337
Common stocks	2,009,010	1,680,154
Mortgage loans	486,023	428,663
Real estate	53,162	53,248
Policy loans	458,034	475,743
Cash and short-term investments	49,430	185,868
Derivatives	191,725	231,951
Surplus notes	93,296	93,512
Other invested assets	105,531	121,330
Total cash and invested assets	9,456,014	9,008,008

Deferred and uncollected premiums	36,873	37,516
Accrued investment income	71,778	71,551
Net deferred tax asset	79,460	80,452
Receivables from affiliates	18,860	11,283
Other admitted assets	325,958	322,848
Separate account assets	1,022,834	985,255
Total admitted assets	$11,011,777	$10,516,913

The accompanying notes are an integral part of these financial statements.

National Life Insurance Company

Statements of Admitted Assets, Liabilities, Capital and Surplus –

Statutory-Basis (continued)

	December 31,
	2021	2020
Liabilities and capital and surplus	(in thousands)

Liabilities:
Policy and contract liabilities:	$3,262,779
Life and annuity reserves		$3,014,473
Accident and health reserves	398,986	417,469
Liability for deposit-type contracts	248,739	227,799
Unpaid policy and contract claims	26,569	27,656
Policyholders' dividends	8,301	9,224
Other policy and contract liabilities	1,222	1,046
Total policy and contract liabilities	3,946,596	3,697,667

Funds held under coinsurance	2,595,722	2,721,387
Employee and agent benefits	103,175	90,499
Minimum pension benefit obligation	27,564	30,123
Interest maintenance reserve	19,884	21,215
Asset valuation reserve	86,237	72,823
Payable to affiliates	24,713	28,690
Derivatives	109,284	151,458
Other liabilities	213,384	164,152
Separate account liabilities	1,006,373	972,069
Total liabilities	8,132,932	7,950,083

Capital and surplus:
Common stock, $1 par value 2,500,000 shares authorized, issued and outstanding	2,500	2,500
Additional paid-in surplus	511,616	511,616
Surplus notes	657,115	657,032
Special surplus funds	17,402	14,040
Unassigned surplus	1,690,212	1,381,642
Total capital and surplus	2,878,845	2,566,830
Total liabilities and capital and surplus	$11,011,777	$10,516,913

The accompanying notes are an integral part of these financial statements.

National Life Insurance Company

Statements of Operations – Statutory-Basis

	Year Ended December 31,
	2021	2020	2019
		(in thousands)
Premiums and other revenue:
Premiums and annuity considerations for life and accident and health contracts	$418,007	$375,088	$338,669
Considerations for supplementary contracts with life contingencies	1,348	1,569	782
Net investment income	328,124	289,076	337,158
Amortization of interest maintenance reserve	2,189	2,884	2,978
Other income	13,379	21,066	12,295
Total premiums and other revenue	763,047	689,683	691,882
Benefits paid or provided:	82,857
Death benefits		69,520	50,270
Annuity benefits	39,411	40,450	36,072
Surrender benefits and other fund withdrawals	130,604	127,927	143,089
Other benefits	32,974	31,511	31,376
Increase in policy reserves	229,823	169,873	140,571
Total benefits paid or provided	515,669	439,281	401,378
Insurance expenses:
Commissions	74,786	78,286	76,421
Funds withheld expense	120,035	121,013	127,268
General and administrative expenses	60,412	57,850	64,760
Insurance taxes, licenses and fees	12,672	11,267	10,671
Net transfers from separate accounts	(47,661)	(43,277)	(35,654)
Total insurance expenses	220,244	225,139	243,466
Gain from operations before dividends to policyholders, income taxes, and net realized capital losses	27,134	25,263	47,038
Dividends to policyholders	6,405	6,247	6,909
Gain from operations before income taxes and net realized capital losses	20,729	19,016	40,129
Federal income tax (expense) benefit	(7,925)	24,907	13,554
Gain from operations before net realized capital losses	12,804	43,923	53,683
Net realized capital losses	(1,963)	(18,045)	(13,789)
Net income	$10,841	$25,878	$39,894

The accompanying notes are an integral part of these financial statements.

National Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory-Basis

				Surplus Notes	Total
	Common	Paid-In	Unassigned	and Special	Capital and
	Stock	Surplus	Surplus	Surplus Funds	Surplus
			(in thousands)

Balances at January 1, 2019	$2,500	351,092	1,236,477	541,038	2,131,107
Net income	—	—	39,894	—	39,894
Change in unrealized, net of deferred tax effects	—	—	177,616	—	177,616
Change in asset valuation reserve	—	—	3,792	—	3,792
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	(2,182)	—	(2,182)
Change in non-admitted assets	—	—	(2,016)	—	(2,016)
Change in deferred tax asset	—	—	39,084	—	39,084
Dividends to stockholders	—	—	(210,000)	—	(210,000)
Change in ceding commission	—	—	(14,157)	—	(14,157)
Other adjustments to surplus, net	—	—	(1,212)	127,380	126,168
Balances at December 31, 2019	2,500	$ 351,092	$1,267,296	$668,418	2,289,306
Net income	—	—	25,878	—	25,878
Change in unrealized, net of deferred tax effects	—	—	91,283	—	91,283
Change in asset valuation reserve	—	—	(5,125)	—	(5,125)
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	(2,197)	—	(2,197)
Change in non-admitted assets	—	—	7,959	—	7,959
Change in deferred tax asset	—	—	11,006	—	11,006
Change in ceding commission	—	—	(13,708)	—	(13,708)
Other adjustments to surplus, net	—	—	(750)	2,654	1,904
Change in paid-in surplus	—	160,524	—	—	160,524
Balances at December 31, 2020	2,500	$ 511,616	$1,381,642	$671,072	$ 2,566,830
Net income	—	—	10,841	—	10,841
Change in unrealized, net of deferred tax effects	—	—	255,172	—	255,172
Change in asset valuation reserve	—	—	(13,414)	—	(13,414)
Change in minimum pension benefit obligation, net of deferred tax effects	—	—	2,022	—	2,022
Change in non-admitted assets	—	—	3,912	—	3,912
Change in deferred tax asset	—	—	71,688	—	71,688
Dividends to stockholders	—	—	(50,000)	—	(50,000)
Change in ceding commission	—	—	29,465	—	29,465
Other adjustments to surplus, net	—	—	(1,116)	3,445	2,329
Balances at December 31, 2021	$2,500	$ 511,616	$1,690,212	$674,517	$ 2,878,845

The accompanying notes are an integral part of these financial statements.

National Life Insurance Company

Statements of Cash Flows – Statutory-Basis

	Year Ended December 31,
	2021	2020	2019
		(in thousands)
Operating activities:
Premiums, policy proceeds, and other considerations received, net of reinsurance paid	$497,851	$480,907	$454,886
Net investment income received	333,977	288,086	291,726
Benefits paid	(525,585)	(553,751)	(526,249)
Net transfers from Separate Accounts	47,254	44,448	37,038
Insurance expenses paid	(121,983)	(166,371)	(133,216)
Dividends paid to policyholders	(33,897)	(41,394)	(49,426)
Federal income taxes (paid) recovered	10,053	18,366	20,103
Other income received, net of other expenses paid	(7,254)	4,635	(6,713)
Net cash provided by operating activities	200,416	74,926	88,149

Investment activities:
Proceeds from sales, maturities, or repayments of investments:
Bonds	574,022	633,748	515,183
Stocks	30,608	21,098	39,121
Mortgage loans	36,019	92,532	59,694
Real estate	1,221	—	2,115
Other invested assets	22,920	13,136	12,381
Miscellaneous proceeds	56	32,319	275
Total proceeds from sales, maturities, or repayments of investments	664,846	792,833	628,769
Cost of investments acquired:
Bonds	(844,867)	(821,305)	(576,149)
Stocks	(36,810)	(26,886)	(115,566)
Mortgage loans	(92,581)	(29,468)	(64,170)
Real estate	(4,471)	(1,069)	(3,135)
Other invested assets	(7,221)	(10,776)	(14,686)
Miscellaneous applications	(7,519)	(9,455)	(8,870)
Total cost of investments acquired	(993,469)	(898,959)	(782,576)
Net change in policy loans	17,709	33,284	20,716
Net cash used in investing activities	(310,914)	(72,842)	(133,091)

Financing and miscellaneous activities:
Other cash provided (applied):
Deposits on deposit-type contract funds and other liabilities without life contingencies	16,322	31,195	7,364
Surplus notes	—	—	124,181
Capital and paid in surplus, less treasury stock	—	123,000	—
Dividends to stockholders	(50,000)	(160,000)	(28,000)
Other cash provided (applied)	7,738	(25,086)	18,661
Net cash (applied) provided by financing and miscellaneous activities	(25,940)	(30,891)	122,206

Net (decrease) increase in cash and short-term investments	(136,438)	(28,807)	77,264

Cash and short-term investments:
Beginning of year	185,868	214,675	137,411
End of year	$49,430	$185,868	$214,675

The accompanying notes are an integral part of these financial statements.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

A. Significant Accounting Policies

Description of Business

National Life Insurance Company (“National Life”, “NLIC”, “the Company”) was chartered in Vermont in 1848. On January 1, 1999, the Company converted from a mutual to a stock life insurance company, as part of a reorganization into a mutual holding company structure. As a result, the Company is a wholly-owned, direct subsidiary of NLV Financial Corporation (“NLVF”), a Vermont stock holding company, which is a direct, wholly-owned subsidiary of National Life Holding Company (“NLHC”), a Vermont mutual insurance holding company. The Company owns 100% of the stock of Life Insurance Company of the Southwest (“LSW”). The Company, LSW and their affiliates operate as a unified organization under the trade name National Life Group. The Company is licensed in all 50 states and the District of Columbia. National Life Group’s principal product lines include traditional whole life, term life, fixed interest universal life, indexed universal life, variable universal life, variable annuities, fixed interest rate annuities and indexed annuities. National Life Group employs approximately 1,160 people, primarily concentrated in Montpelier, Vermont and Addison, Texas.

In connection with the reorganization into a mutual holding company structure, the Company established and began operating the Closed Block for the benefit of policyholders of the Company with participating policies in force at December 31, 1998, and includes traditional dividend-paying life insurance policies, certain participating term insurance policies, dividend-paying flexible premium annuities and other related liabilities. The Closed Block’s primary purpose is to give reasonable assurance to holders of policies in the Closed Block that assets will be available to provide for payment of policy benefits, including the continuation of dividends throughout the life of such policies based upon the 1998 dividend scale if the experience underlying such dividend scale (including portfolio interest rates) continues as it was in 1998, and for appropriate adjustment in such dividend scale if the experience changes. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer in force. Assets assigned to the Closed Block, together with projected future premiums and investment returns, are expected to be sufficient to pay all future Closed Block policy benefits, expenses and taxes. The Company remains liable for all contractual benefits and other specified expenses of the Closed Block.

In 2021, approximately 53% of total collected premiums and deposits are from residents of the states of California, Florida, New Jersey and New York.

On August 5, 2015, Catamount Reinsurance Company (“Catamount”) was formed as a subsidiary of the Company. Catamount is a special purpose financial insurance company domiciled and licensed in the state of Vermont. Catamount entered into a coinsurance with funds withheld agreement with the Company to reinsure its Closed Block policies; the agreement was effective July 1, 2015. During 2016, ownership of Catamount was transferred as a dividend from the Company to NLVF.

In 2016, Longhorn Reinsurance Company ("Longhorn") was formed as a direct subsidiary of the Company. Longhorn commenced business on August 17, 2016 as a special purpose financial insurance company domiciled and licensed in the state of Vermont for the purpose of entering into reinsurance transactions with LSW. The Company made an initial capital contribution to Longhorn of $22 million, comprised of 5 million shares at $1 par value per share, and $17 million additional paid in capital. During 2019, ownership of Longhorn was transferred as a dividend from the Company to NLVF.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Vermont Department of Financial Regulation (the

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

A. Significant Accounting Policies (continued)

“Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Department recognizes only statutory accounting practices prescribed or permitted by the State of Vermont for determining solvency under Vermont Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual – version effective January 1, 2001 (and as amended) (“NAIC SAP”), has been adopted as a component of prescribed or permitted practices by the Department. NAIC SAP consists of Statements of Statutory Accounting Principles (“SSAPs”) and other authoritative guidance. Although the Company had no such practices in effect as of December 31, 2021, the Commissioner has the right to permit specific practices that deviate from NAIC SAP.

There are significant differences between statutory accounting practices and U.S. GAAP. Under statutory accounting practices:

Investments: Investments in bonds are reported at amortized cost or fair value based on their NAIC designation. For U.S. GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost. The remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading, and as a separate component of shareholder’s equity for those designated as available-for-sale.

Investments in preferred stock are reported at cost, including brokerage and other related fees. Under U.S. GAAP, these investments are classified as equity securities and reported at fair value.

Investments in real estate are reported net of related obligations, if any, rather than on a gross basis. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as required under U.S. GAAP and investment income and operating expenses include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under U.S. GAAP.

Amortization of investments in low income housing tax credits (“LIHTC”) is reported as a component of net investment income in the Statements of Operations. For U.S. GAAP reporting, LIHTC amortization is reported as a component of income tax expense.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under U.S. GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the fair value of the collateral. The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under U.S. GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates, and amortizes those deferrals over the remaining period to maturity. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Statements of

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

A. Significant Accounting Policies (continued)

Admitted Assets, Liabilities, Capital and Surplus. Realized gains and losses are reported in income, net of federal income tax and transfers to the interest maintenance reserve. Under U.S. GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The asset valuation reserve is determined by an NAIC-prescribed formula with changes reflected directly in unassigned surplus. The AVR is not recognized under U.S. GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under U.S. GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and annuity products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Surplus Notes: Notes issued are recorded as a component of capital and surplus, whereas under U.S. GAAP, surplus notes are recorded as debt. Under NAIC SAP, surplus note interest is not recorded as a liability or an expense until approval for payment of such interest has been granted by the Commissioner, whereas, under U.S. GAAP, the interest is accrued throughout the year.

Investment in Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the operations of the Company as would be required under U.S. GAAP, but are included in Common stocks at the statutory carrying value.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, principally certain fixed asset balances, a portion of the Company’s deferred tax asset balance, and other assets not specifically identified as admitted assets within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus, and are charged directly to unassigned surplus. The concept of nonadmitted assets is not recognized under U.S. GAAP.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and are credited directly to an appropriate policy reserve account without recognizing premium income. Under U.S. GAAP, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under U.S. GAAP.

Reinsurance: Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under U.S. GAAP. Commissions paid by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under U.S. GAAP.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

A. Significant Accounting Policies (continued)

Deferred Income Taxes: Deferred income tax assets and liabilities are cumulative temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Deferred income tax assets are subject to admissibility criteria which include the expected reversal of temporary timing differences, the Company’s level of capital and surplus, and any deferred income tax liabilities. Unrealized gains and losses are presented net of related changes in deferred taxes. The net change in other deferred taxes is recorded in adjustments to unassigned surplus. Deferred taxes do not include amounts for state taxes.

Under U.S. GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable. Also, state income taxes are included in the computation of deferred taxes.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as required under U.S. GAAP.

Statements of Cash Flow: Cash and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under U.S. GAAP, the corresponding caption of cash includes cash balances and investments with initial maturities of three months or less.

The following are supplemental disclosures for cash flow information from non-cash transactions:

	Year Ended December 31,
	2021	2020	2019
	(in thousands)
Capitalized interest	2,456	—	—
Bond, stock and partnership exchange transactions, net.	595	—	—
Partnership acquired from parent as a capital contribution	$—	$37,524	$—
Partnership contributed to subsidiary as a capital contribution	—	(37,524)	—
Dividend to parent, NLVF	—	—	160,000
Dividend of Longhorn entity to NLVF	—	—	22,000

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

A. Significant Accounting Policies (continued)

A reconciliation of net income and capital and surplus of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with U.S. GAAP is as follows:

	Net Income			Capital and Surplus
	Year Ended December 31,			Year Ended December 31,
	2021	2020	2019	2021	2020
	(in thousands)
Statutory-basis	$10,841	$25,878	$39,894	$2,878,845	$2,566,830
Add (deduct) adjustments:
Investments	535,661	354,184	355,621	5,080,402	5,527,740
Policy acquisition costs	20,583	(685)	12,396	298,381	277,873
Nonadmitted assets	—	—	—	136,420	140,332
Policyholder reserves	(94,478)	(94,941)	(75,380)	(2,900,346)	(2,997,308)
Policyholder dividends	(36,266)	(22,324)	(43,896)	(17,812)	(7,371)
Asset valuation reserve	—	—	—	86,237	72,823
Interest maintenance reserve	(1,332)	(1,049)	(2,158)	19,884	21,215
Income taxes	16,046	(11,442)	(11,920)	(74,091)	(86,817)
Other comprehensive income, net	—	—	—	(452,308)	(601,290)
Other, net	(26,186)	(22,695)	(23,675)	(58,547)	(35,260)
Interest, surplus notes	—	—	(2,985)	(9,593)	(9,285)
GAAP-basis	$424,869	$226,926	$247,897	$4,987,472	$4,869,482

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are reported at values prescribed by the NAIC, as follows:

Bonds not backed by other loans are carried at amortized cost, except for those with a NAIC designation of 6 or those classified as perpetual without call features. Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Perpetual bonds with call features are reported at amortized cost, while perpetual bonds without call features are reported at fair value. The discount or premium on bonds not backed by other loans is amortized using the constant yield method. Bonds that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Single class and multi-class mortgage-backed or asset-backed securities are generally valued at amortized cost. Such securities with a NAIC 6 designation are carried at the lower of amortized cost or fair value. Income recognition for such securities is determined using the constant yield method and estimated cash flows including anticipated prepayments. The retrospective adjustment method is used to value all such securities, except for interest-only securities or securities where the yield has become negative, which are valued using the prospective method.

Investments in preferred stock are reported at cost.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

A. Significant Accounting Policies (continued)

Common stocks of non-affiliates are reported at fair value as determined by the Securities Valuation Office of the NAIC, and the related unrealized capital gains (losses) are reported in unassigned surplus. For capital stock issued from the Federal Home Loan Bank, which is only redeemable at par value, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

Cash includes cash equivalents. Cash equivalents are short-term highly liquid investments with original maturities of three months or less, and are principally stated at amortized cost.

Short-term investments include investments with maturities of one year or less at the time of acquisition (except for cash equivalents classified as cash), and are principally stated at amortized cost.

Affiliated common stock is carried at the down-stream insurance subsidiary’s statutory capital and surplus less surplus notes and/or letter of credit issued. If the carrying value is negative, it is floored at zero in accordance with SSAP 97 Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88.

Mortgage loans are reported at unpaid principal balances, less allowance for impairments, if any. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. At that time, the mortgage loan is written down to the fair value of the underlying collateral, and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations, if any. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell the property. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Policy loans are reported at unpaid principal balances.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are valued and reported in a manner consistent with the hedged asset or liability. The Company’s futures and options contracts used to hedge obligations related to indexed products are carried at fair value, with changes in fair value and gains or losses upon expiration included in net investment income. Certain interest rate swaps that qualify as fair value hedges are carried on the same basis as the underlying hedged item. Derivative instruments that do not meet or no longer meet the criteria of a highly effective hedge, or for which the Company has chosen not to apply hedge accounting, are accounted for at fair value, with changes in fair value recorded as unrealized gains or losses.

The Company has ownership interests of more than 5% in several limited partnerships. The Company generally reports its interests in these limited partnerships using the equity method. For investments in limited partnerships where the Company has less than a minor ownership interest (i.e. – less than 3%), the Company generally carries these interests based on the Company’s share of the underlying U.S. GAAP equity of the investee. For investments in limited partnerships where the Company has an ownership interest in a limited partnership representing more than 3%, but less than 5%, the Company considers several qualitative factors (i.e. – the Company’s representation on the limited partnership’s board of directors, the Company’s influence over decision-making, etc.) in order to determine if the equity method should be applied to the investment.

Realized capital gains and losses are determined using the specific identification basis. Changes in the carrying amounts of investments are credited or charged directly to unassigned surplus.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

A. Significant Accounting Policies (continued)

Recognition and Presentation of Other-Than-Temporary Impairments

The evaluation of securities for impairment is a quantitative and qualitative process, which is subject to risks and uncertainties, and is intended to determine whether declines in fair value of investments should be recognized in current period earnings and whether the securities are other-than-temporarily impaired (“OTTI”). The risks and uncertainties include changes in general economic conditions, the issuer’s financial condition and/or future prospects, the effects of changes in interest rates or credit spreads, and the expected recovery period. The Company has a security monitoring process, overseen by investment and accounting professionals, that uses certain quantitative and qualitative characteristics to identify securities that could be potentially impaired. These identified securities are subjected to an enhanced analysis to determine if the impairments are other-than-temporary.

The Company’s best estimate of future cash flows involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, current delinquency rates, loan-to-value ratios, and the possibility of obligor re-financing. In addition, for securitized debt securities, the Company considers factors including, but not limited to, commercial and residential property value declines that vary by property type and location and average cumulative collateral loss rates that vary by vintage year. These assumptions require the use of significant management judgment, and include the probability of issuer default and estimates regarding timing and amount of expected recoveries, which may include estimating the underlying collateral value. In addition, projections of expected future debt security cash flows may change based upon new information regarding the performance of the issuer and/or underlying collateral, such as changes in the projections of the underlying property value estimates.

Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is designed to stabilize unassigned surplus from default losses on bonds, preferred stocks, mortgages, real estate, and other invested assets and from fluctuations in the value of common stocks. The AVR is calculated as prescribed by the NAIC.

The IMR defers interest rate related after-tax capital gains and losses on fixed income investments, and amortizes them into income over the remaining lives of the securities sold. The Company uses the seriatim method for the amortization of IMR.

Nonadmitted Assets

In accordance with regulatory requirements, certain assets, including certain deferred tax assets, prepaid expenses, furniture and equipment, and internally developed software, are excluded from the Statements of Admitted Assets, Liabilities, Capital and Surplus. The net change in these assets is included in the change in nonadmitted assets in the Statements of Changes in Capital and Surplus.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

A. Significant Accounting Policies (continued)

Federal Home Loan Bank Agreements

National Life is a member of the Federal Home Loan Bank (“FHLB”) of Boston which provides the Company with access to a secured asset-based borrowing capacity. It is part of the Company’s strategy to utilize this borrowing capacity for funding agreements and for backup liquidity. The Company has received advances from FHLB in connection with funding agreements, balances outstanding under funding agreements are included in the liability for deposit-type contracts. For more information, see Note J – FHLB Agreements.

Property and Equipment

Property and equipment is reported at depreciated cost. Assets are depreciated over their useful life using the straight line method of depreciation. Real property owned by the Company is primarily depreciated over 40 years with a half year convention, and renovations and semi-permanent fixtures depreciated over 20 years. Furniture and equipment is depreciated over seven years and five years, respectively. Electronic Data Processing (“EDP”) equipment is depreciated for a period not exceeding three years. Capitalized software is amortized over a period not exceeding five years.

The tables below reflect the balances of major classes of depreciable assets, accumulated depreciation, and depreciation expense:

	Depreciable	Accumulated	Depreciation
At December 31, 2021	Asset	Depreciation	Expense
	(in thousands)
EDP equipment	$42,130	$39,676	$266
Furniture	28,526	22,765	377
Software	282,686	212,372	4,560
Vehicles	255	222	3
Leasehold improvements	9,143	4,397	186
Property occupied by the Company	127,466	74,304	517
	$490,206	$353,736	$5,909

	Depreciable	Accumulated	Depreciation
At December 31, 2020	Asset	Depreciation	Expense
	(in thousands)
EDP equipment	$40,768	$38,042	$380
Furniture	28,040	20,559	556
Software	260,792	184,369	4,660
Vehicles	255	201	7
Leasehold improvements	9,123	3,319	221
Property occupied by the Company	122,995	71,127	529
	$461,973	$317,617	$6,353

Corporate Owned Life Insurance

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these COLI contracts was $305.7 million and $296.6 million at December 31,

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

A. Significant Accounting Policies (continued)

2021 and 2020, respectively, and is included in Other Admitted Assets on the Statements of Admitted Assets, Liabilities, Capital and Surplus. COLI income includes the net change in cash surrender value and any benefits received. COLI income was $9.1 million, $9.1 million, and $9.0 million in 2021, 2020, and 2019, respectively, and is included in Other Income.

Recognition of Insurance Income and Related Expenses

Annual premiums and related reserve increases on traditional life insurance policies are recorded at each policy anniversary. Premiums and related reserve increases on annuity contracts and universal life policies are recorded when premiums are collected. Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Commissions and other policy and contract costs are expensed as incurred. First-year policy and contract costs and required additions to policy and contract reserves generally exceed first-year premiums.

Benefit Reserves

Policy reserves for life and disability income contracts are developed using NAIC SAP. Actuarial factors used in determining life insurance reserves are based primarily on the 1941, 1958, 1980, 2001, and 2017 Commissioners' Standard Ordinary (“CSO”) mortality tables. Methods used to calculate life reserves consist primarily of net level premium, Commissioners' Reserve Valuation Method, and modified preliminary term, with valuation interest rates ranging from 2.0% to 6.0%. Policies issued January 1, 2020 and later use the Principle-Based Reserve methodology as outlined in the NAIC’s Valuation Manual, Chapter 20 (“VM-20”).

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the gross premium for a true age. For term and traditional whole life business, reserves are determined by computing mean reserves using standard mortality, then calculating a substandard extra reserve. Where the extra premium is a flat rate, the extra reserve is equal to one-half the flat extra premium charge for the year. For policies with a percentage extra rating, the extra reserve is defined as the difference between mean reserves calculated using standard valuation mortality and mean reserves calculated using valuation mortality adjusted by the percentage rating. For fixed, indexed, and variable universal life, reserves are determined using the percentage rating and/or flat extra mortality associated with the policy. A substandard extra reserve is not separately computed. Table ratings for all life insurance policies expire after 20 years or at age 65, whichever is later.

Reserves for individual annuities are determined principally using the Commissioners' Annuity Reserve Valuation Method, based on A-1949, 1983, 2000, and 2012 annuity tables with valuation interest rates from 1.0% to 9.0%. Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated by using statistical claim development models. Active life disability income reserves are determined primarily using the Commissioners' Disability 1964 table with the 1958 CSO mortality table and Commissioners' Individual Disability Table A (“CIDA”) morbidity tables with the 1980 CSO mortality tables, 1985 CIDA table with 1980 CSO mortality tables and 2001 CSO mortality tables. Valuation interest rates for active life reserves range from 3.0% to 6.0%. Disability income reserves are based on expected experience at 4.5% interest, and exceed statutory minimum reserves. The Company anticipates investment income as a factor in the premium deficiency calculation. Tabular components of reserves are calculated in accordance with NAIC instructions and, as

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

A. Significant Accounting Policies (continued)

appropriate, have been compared to related contract rates for reasonableness. Variable annuity policies use the Principle-Based Reserve methodology as outlined in the NAIC’s Valuation Manual, Chapter 21 (“VM-21”).

As of December 31, 2021, and 2020, the Company had $2.0 billion and $2.4 billion, respectively, of insurance in-force for which the gross premiums are less than the net premiums according to the standard valuation law adopted by the Department. At December 31, 2021 and 2020, reserves on the above in-force insurance totaled $31.5 million and $35.4 million, respectively, and are included in policy reserves.

Policy and Contract Claims

Unpaid claims on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31. The Company discounts its claim reserves for long-term disability using disability tables and discount rates approved by the Department. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Dividends to Policyholders

All of the Company’s traditional life insurance and certain annuity policies are issued on a participating basis, while its universal life policies, most annuities, and disability income policies are issued on a non-participating basis. Term life insurance policies, while on a participating basis, currently receive no dividend. Liabilities for policyholders’ dividends primarily represent amounts estimated to be paid or credited in the subsequent year. The amount of policyholder dividends to be distributed is based upon a scale which seeks to reflect the relative contribution of each group of policies to the Company’s overall operating results. The dividend scale is approved annually by the Company’s Board of Directors.

Separate Accounts

Separate account assets represent segregated funds held for the benefit of certain variable annuity and variable life policyholders and the Company's pension plans. Separate account liabilities represent the policyholders’ share of separate account assets. The Company also participates in certain separate accounts. Policy values funded by separate accounts reflect the actual investment performance of the respective accounts, and are generally not guaranteed. Investments held in the separate accounts are primarily mutual funds, bonds, and partnerships, and are carried at fair value.

As of December 31, 2021, and 2020, the Company had approximately $0.4 million of reserves for minimum death benefit guarantees on variable annuities and variable universal life.

These benefits include a provision that allows withdrawals by policyholders to adjust the death benefit guarantee on a "dollar for dollar" basis, which increases the risk profile of this benefit. Partial withdrawals from

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

A. Significant Accounting Policies (continued)

policies issued after November 1, 2003 will use the pro-rata method subject to state approval. Policyholder partial withdrawals to date have not been significant. The Company assumes no partial withdrawals in its calculation of minimum death benefit guarantee reserves, but does include partial withdrawals in asset adequacy testing.

Subsequent Events

The Company has evaluated subsequent events through April 21, 2022, the date that these financial statements were available to be issued. Based on this evaluation, no events have occurred subsequent to December 31, 2021 that require disclosure or adjustment to the financial statements at the date or for the year then ended.

Adoption of New Accounting Standards

SSAP No. 25 – Related Parties, Disclaimers of Affiliation and Variable Interest Entities

Revisions to SSAP No. 25, Related Parties, Disclaimers of Affiliation and Variable Interest Entities, align identification of related party transactions with U.S. GAAP and SEC requirements. Under the revised guidance, noncontrolling ownership interests over 10% results in a related party classification regardless of disclaimer of control or affiliation. The adoption of this standard has no impact on the Company’s statements of admitted assets, liabilities, capital and surplus, statements of operations, or statements of cash flow.

SSAP No. 26R – Bonds

Revisions to SSAP No. 26R, Bonds, to clarify that the accounting for the early liquidation of a bond through a tender offer is the same as that of a called bond and expand disclosures to include bonds terminated early through a tender offer. Additional revisions to clarify that perpetual bonds with call features are reported at amortized cost, while perpetual bonds without call features are reported at fair value. The adoption of this standard did not have a material impact on the Company’s statements of admitted assets, liabilities, capital and surplus, statements of operations, or statements of cash flow.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of admitted assets, liabilities, income, and expenses, and related disclosures in the notes to financial statements. Actual results could differ from estimates.

B. Fair Value

Fair Value Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date. SSAP No. 100 Fair Value Measurements requires consideration of three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. Entities are required to determine the most appropriate valuation technique to use given what is being measured and the availability of sufficient inputs. The guidance prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

B. Fair Value (continued)

The Company has categorized its assets and liabilities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The Company categorizes financial assets and liabilities recorded at fair value on the December 31, 2021 balance sheet as follows:

●	Level 1 - Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date. The types of assets and liabilities utilizing Level 1 inputs include U.S. Treasuries, and common stocks listed in active markets and futures listed in derivative markets. Separate accounts classified within this level principally include cash.

●	Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data (market-corroborated inputs). The types of assets and liabilities utilizing Level 2 inputs include bonds and derivatives. Separate account assets classified as Level 2 are primarily bonds.

●	Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Level 3 assets include FHLB common stock.

Valuation Techniques

Bonds - Bonds are stated at amortized cost with the exception of those bonds that have a NAIC 6 designation are classified as perpetual without call features or have been impaired. Bonds carried at fair value are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. Those securities are generally categorized in Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, the securities are categorized as Level 3.

Common stock - Common stocks consist mainly of mutual funds that are traded daily and have a net asset value. These securities are not categorized in the fair value hierarchy. For FHLB common stock par value approximates fair value and are categorized as Level 3.

Short-term investments - Short-term investments consist of money market funds and are valued using NAV as a practical expedient.

Partnerships - Investments in limited partnerships do not have a readily determinable fair value, and as such, the Company values them at its pro-rata share of the limited partnership’s NAV, or its equivalent. Investments in limited partnerships are not categorized in the fair value hierarchy.

Derivative assets and liabilities - Derivative assets and liabilities include options, swaptions, and futures. Fair value of over the counter (“OTC”) derivative products is calculated using models such as the Black-Scholes option-pricing model, which uses pricing inputs as observed from actively quoted markets, and is widely accepted by the financial services industry. A substantial majority of the Company’s OTC derivative products use pricing models and are categorized as Level 2 of the fair value hierarchy.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

B. Fair Value (continued)

Separate account assets - Separate account assets include assets supporting our variable products that primarily consist of investments in mutual funds which are carried at fair value utilizing NAV as a practical expedient. Separate account assets also include the assets of the Company’s separately funded pension plans, which are primarily comprised of bonds and generally categorized as Level 2.

Presented below is the fair value of all assets and liabilities measured at fair value:

At December 31, 2021	Level 1	Level 2	Level 3	NAV	Total
	(in thousands)
Assets
Bonds	$—	$7,961	$—	$—	$7,961
Common stock	853	—	9,461	54,765	65,079
Cash and short-term investments	49,430	—	—	—	49,430
Partnerships	—	—	—	93,179	93,179
Derivative assets	353	191,372	—	—	191,725
Total cash and investments	50,636	199,333	9,461	147,944	407,374
Separate account assets	243	376,794	—	645,797	1,022,834
Total assets	$50,879	$576,127	$9,461	$793,741	$1,430,208

Liabilities
Derivative liabilities	$—	$109,284	$—	$—	$109,284
Total liabilities	$—	$109,284	$—	$—	$109,284

At December 31, 2020	Level 1	Level 2	Level 3	NAV	Total
	(in thousands)
Assets
Bonds	$—	$796	$—	$—	$796
Common stock	364	—	9,132	41,227	50,723
Cash, cash equivalents and short-term investments	69,568	—	—	116,300	185,868
Partnerships	—	—	—	108,909	108,909
Derivative assets	38	231,913	—	—	231,951
Total cash and investments	69,970	232,709	9,132	266,436	578,247
Separate account assets	8,611	361,334	—	615,310	985,255
Total assets	$78,581	$594,043	$9,132	$881,746	$1,563,502

Liabilities
Derivative liabilities	$—	$151,458	$—	$—	$151,458
Total liabilities	$—	$151,458	$—	$—	$151,458

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

B. Fair Value (continued)

The tables below summarize the reconciliation of the beginning and ending balances and related changes for Level 3 assets and liabilities, for which significant unobservable inputs were used in determining each instrument’s fair value:

At December 31, 2021	Beginning Balance	Transfers Into Level 3	Transfers Out of Level 3	Net Investment Gains/Loss in Earnings (Realized and Unrealized)	Total Gains/Losses Included in Surplus	Purchases	Issuances	Sales	Settlement	Ending Balance
						(in thousands)
Assets
Common stock	$9,132	$—	$—	$—	$—	$2,146	$—	$(1,818)	$—	$9,460
Totals	$9,132	$—	$—	$—	$—	$2,146	$—	$(1,818)	$—	$9,460

At December 31, 2020	Beginning Balance	Transfers Into Level 3	Transfers Out of Level 3	Net Investment Gains/Loss in Earnings (Realized and Unrealized)	Total Gains/Losses Included in Surplus	Purchases	Issuances	Sales		Settlement	Ending Balance
						(in thousands)
Assets
Common stock	$7,039	$—	$—	$—	$—	$2,093	$—	$		$—	$9,132
Totals	$7,039	$—	$—	$—	$—	$2,093	$—		$—	$—	$9,132

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

B. Fair Value (continued)

During 2021 and 2020, there were no transfers between fair value levels 1 and 2.

The tables below show the aggregate fair value for all of the Company’s financial instruments and their corresponding level within the fair value hierarchy. Since the SSAP No. 100 hierarchy only applies to items that are carried at fair value at the reporting date, the items in the previous tables are subsets of the amounts reported in the following tables.

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	NAV	Not Practicable (Carrying Value)
	(in thousands)
At December 31, 2021
Bonds	$6,717,478	$6,007,841	$297,871	$6,394,857	$24,750	$—	$—
Preferred stock	2,045	1,962	—	2,045	—	—	—
Common stock	65,079	2,009,010	853	—	9,461	54,765	—
Mortgage loans	492,154	486,023	—	—	492,154	—	—
Real estate	51,491	53,162	—	51,491	—	—	—
Cash, cash equivalents and short-term investments	49,430	49,430	49,430	—	—	—	—
Derivative asset	191,725	191,725	353	191,372	—	—	—
Surplus notes	122,231	93,296	—	122,231	—	—	—
Other invested assets	105,492	105,492	—	—	—	95,616	9,876
Separate account assets	1,022,834	1,022,834	243	376,794	—	645,797	—

Derivative liability	109,284	109,284	—	109,284	—	—	—

	Carrying	Effective	Maturity
Type or Class of Financial Instrument	Value	Interest Rate	Date	Explanation
Other invested assets - Low	$9,876	N/A	N/A	A
income housing tax credits

A – It was not practicable to determine the fair value of these financial instruments as a quoted market price is not available.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

B. Fair Value (continued)

							Not
							Practicable
	Aggregate	Admitted					(Carrying
Type of Financial Instrument	Fair Value	Assets	(Level 1)	(Level 2)	(Level 3)	NAV	Value)
	(in thousands)
At December 31, 2020
Bonds	$6,662,393	$5,735,202	$311,368	$6,351,025	$—	$—	$—
Preferred stock	2,528	2,337	—	2,528	—	—	—
Common stock	50,723	1,680,154	364	—	9,132	41,227	—
Mortgage loans	438,833	428,663	—	—	438,833	—	—
Real estate	52,991	53,248	—	52,991	—	—	—
Cash, cash equivalents and short-term investments	185,868	185,868	69,568	—	—	116,300	—
Derivative asset	231,951	231,951	38	231,913	—	—	—
Surplus notes	125,262	93,512	—	125,262	—	—	—
Other invested assets	121,235	121,330	—	—	—	108,909	12,326
Separate account assets	985,255	985,255	8,611	361,334	—	615,310	—

Derivative liability	151,458	151,458	—	151,458	—	—	—

	Carrying	Effective	Maturity
Type or Class of Financial Instrument	Value	Interest Rate	Date	Explanation
Other invested assets - Low
income housing tax credits	$12,326	N/A	N/A	A

A - It was not practicable to determine the fair value of these financial instruments as a quoted market price is not available

The tables below show investments measured using the NAV as the practical expedient (in thousands):

Type of Financial Instrument	Carrying Value	Unfunded Commitments	Redemption Frequency (if currently eligible)	Redemption Notice Period

At December 31, 2021
Common Stock	54,765	-	Not applicable	Not applicable
Other invested assets	95,616	28,133	Not applicable	Not applicable
Separate account assets	645,798	8,001	Not applicable or quarterly	Not applicable or 70 days

Type of Financial Instrument	Carrying Value	Unfunded Commitments	Redemption Frequency (if currently eligible)	Redemption Notice Period

At December 31, 2020
Common Stock	41,227	-	Not applicable	Not applicable
Cash, cash equivalents and short-term investments	116,300	-	Not applicable	Not applicable
Other invested assets	108,909	28,294	Not applicable	Not applicable
Separate account assets	615,310	10,688	Not applicable or quarterly	Not applicable or 70 days

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

C. Investments

The carrying value and the fair value of investments in bonds is summarized as follows:

At December 31, 2021	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
Bonds:
U.S. government obligations	$255,306	$42,576	$10	$297,872
Government agencies, authorities and subdivisions	382,561	71,192	204	453,549
Corporate:
Asset backed securities	356,820	6,416	1,814	361,422
Communications	311,836	58,537	596	369,777
Consumer & retail	1,268,448	175,510	3,916	1,440,042
Financial institutions	763,243	99,497	1,556	861,184
Industrial and chemicals	563,750	97,471	1,322	659,899
REITS	86,705	6,299	146	92,858
Transportation	131,668	21,849	198	153,319
Utilities	736,725	71,597	8,983	799,339
Total corporate	4,219,195	537,176	18,531	4,737,840

Private placements	433,809	19,909	2,773	450,945
Mortgage-backed securities	716,970	60,842	540	777,272
Total bonds	$6,007,841	$731,695	$22,058	$6,717,478

At December 31, 2020	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
Bonds:
U.S. government obligations	$247,806	$63,161	$—	$310,967
Government agencies, authorities and subdivisions	368,040	71,678		439,718
Corporate:
Asset backed securities	317,791	9,099	631	326,259
Communications	327,914	78,427	72	406,269
Consumer & retail	1,143,633	224,843	1,814	1,366,662
Financial institutions	632,756	124,415	188	756,983
Industrial and chemicals	598,450	124,322	246	722,526
REITS	105,591	9,267	172	114,686
Transportation	133,773	27,370	566	160,577
Utilities	608,994	88,648	4,021	693,621
Total corporate	3,868,902	686,391	7,710	4,547,583

Private placements	388,762	27,570	3,869	412,463
Mortgage-backed securities	861,692	90,266	296	951,662
Total bonds	$5,735,202	$939,066	$11,875	$6,662,393

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

C. Investments (continued)

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2021, by contractual maturity, is as follows:

	Carrying	Fair
	Value	Value
	(in thousands)
Years to Maturity:
One or less	$119,086	$121,068
After one through five	730,203	780,713
After five through ten	804,498	901,986
After ten	3,637,084	4,136,439
Mortgage-backed securities	716,970	777,272
Total	$6,007,841	$6,717,478

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company determines the cost of investments sold based on average cost. The proceeds and gross realized gains (losses) on bonds are shown below (in millions):

	2021	2020

Proceeds from sales of bonds	$60.8	$141.9
Gross realized gains on bonds	1.7	5.2
Gross realized losses on bonds	(0.3)	(3.7)

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

C. Investments (continued)

The gross unrealized gains and losses on, and the cost and fair value of, the Company’s investments in preferred and common stocks are summarized as follows:

		Gross	Gross
		Unrealized	Unrealized	Fair
At December 31, 2021	Cost	Gains	Losses	Value
	(in thousands)

Preferred stocks	$1,962	$83	$—	$2,045
Unaffiliated common stocks	61,048	5,344	1,313	65,079
Total stocks	$63,010	$5,427	$1,313	$67,124

		Gross	Gross
		Unrealized	Unrealized	Fair
At December 31, 2020	Cost	Gains	Losses	Value
	(in thousands)

Preferred stocks	$2,337	$191	$—	$2,528
Unaffiliated common stocks	45,433	5,428	138	50,723
Total stocks	$47,770	$5,619	$138	$53,251

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

C. Investments (continued)

The following table shows investment gross unrealized losses and fair value (after the effect of other-than-temporary impairments), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2021:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
At December 31, 2021	Value	Losses	Value	Losses	Value	Losses
	(in thousands)
Bonds:
U.S. government obligations	$1,023	$10	$—	$—	$1,023	$10
Government agencies, authorities and subdivisions	11,583	163	1,270	41	12,853	204
Corporate:
Asset-backed securities	127,105	1,151	20,217	663	147,322	1,814
Communications	20,666	596	—	—	20,666	596
Consumer & retail	161,845	3,362	8,657	554	170,502	3,916
Financial institutions	89,226	1,556	—	—	89,226	1,556
Industrial and chemicals	43,839	1,322	—	—	43,839	1,322
REITS	—	—	1,433	146	1,433	146
Transportation	7,388	52	4,511	146	11,899	198
Utilities	186,641	4,579	22,248	4,404	208,889	8,983
Total corporate	636,710	12,618	57,066	5,913	693,776	18,531

Private placements	85,215	2,149	17,698	624	102,913	2,773
Mortgage-backed securities	12,357	244	1,084	296	13,441	540
Total bonds	746,888	15,184	77,118	6,874	824,006	22,058

Common stocks	23,837	1,172	124	141	23,961	1,313
Total bonds and stocks	$770,725	$16,356	$77,242	$7,015	$847,967	$23,371

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

C. Investments (continued)

The following table shows investment gross unrealized losses and fair value (after the effect of other-than-temporary impairments), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2020:

	Less Than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
At December 31, 2020	Value	Losses	Value	Losses	Value	Losses
	(in thousands)
Bonds:
U.S. government obligations	$212	$—	$—	$—	$212	$—
Government agencies, authorities and
subdivisions	—	—	—	—	—	—
Corporate:
Asset-backed securities	59,205	539	9,333	92	68,538	631
Communications	5,761	72	—	—	5,761	72
Consumer & retail	29,664	1,736	922	78	30,586	1,814
Financial institutions	12,010	188	—	—	12,010	188
Industrial and chemicals	22,745	213	2,697	33	25,442	246
REITS	2,411	172	—	—	2,411	172
Transportation	8,471	566	—	—	8,471	566
Utilities	63,307	1,375	9,881	2,646	73,188	4,021
Total corporate	203,574	4,861	22,833	2,849	226,407	7,710

Private placements	36,888	3,398	6,873	471	43,761	3,869
Mortgage-backed securities	3,615	149	97	147	3,712	296
Total bonds	244,289	8,408	29,803	3,467	274,092	11,875

Preferred stocks					—	—
Common stocks	—	—	129	138	129	138
Total bonds and stocks	$244,289	$8,408	$29,932	$3,605	$274,221	$12,013

Based on the Company’s analysis of market factors affecting the fair value of debt securities, as well as facts and circumstances surrounding the individual securities, the Company’s assessment around the probability of all contractual cash flows, and the Company’s ability and intent to hold the individual securities to maturity or recovery, the Company believes that the unrealized losses on these securities at December 31, 2021 and 2020 were temporary.

The Company does not intend to sell these securities nor are there any requirements to sell these securities. The Company will continue to monitor these holdings for any underlying deterioration in future quarters that would indicate that an individual security will not recover and will record OTTI as appropriate.

The Company has no loan-backed securities for which the present value of the cash flows expected to be collected are less than the amortized cost basis.

The Company recorded $2.0 million, $5.0 million, and $11.2 million of other-than-temporary impairments on bonds in 2021, 2020, and 2019, respectively. There were no impairments recognized on common stock and preferred stock in 2021, 2020, or 2019.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

C. Investments (continued)

Mortgage Loans and Real Estate

The distributions of mortgage loans and real estate at December 31 were as follows:

	2021	2020
Geographic Region
New England	6.0%	3.6%
Middle Atlantic	5.1%	6.0%
East North Central	10.9%	12.7%
West North Central	20.8%	17.2%
South Atlantic	4.1%	3.5%
East South Central	2.3%	2.6%
West South Central	5.1%	6.1%
Mountain	15.6%	19.1%
Pacific	30.1%	29.2%
Total	100.0%	100.0%
Property Type
Apartment	30.7%	33.9%
Retail	29.8%	27.9%
Office building	14.8%	18.5%
Industrial	22.4%	14.0%
Mixed use	2.3%	2.5%
Other commercial	—%	3.2%
Total	100.0%	100.0%

The Company applies a consistent and disciplined approach to evaluating and monitoring credit risk, and monitors credit quality on an ongoing basis. Quality ratings are based on internal evaluations of each loan’s specific characteristics considering a number of key inputs. The two most significant contributors to credit quality are debt service coverage and loan-to-value ratios. The debt service coverage ratio measures the amount of property cash flow available to meet annual interest and principal payments on debt. The loan-to-value ratio, commonly expressed as a percentage, compares the amount of the loan to the fair value of the underlying property collateralizing the loan.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

C. Investments (continued)

The following tables summarize the credit quality of the Company’s commercial mortgage loan portfolio based on loan-to-value (“LTV”) and debt service coverage ratios:

	Debt Service Coverage Ratios as of December 31, 2021					Total

	2.0x and	1.5x to	1.25x to	1.0x to	Less than	Carrying
LTV Range	greater	1.99x	1.499x	1.249x	1.0x	Value
			(in thousands)

< 50%	$131,270	$54,087	$18,271	$26,196	$—	$229,824
50% - 60%	94,211	32,940	15,929	7,773	—	150,853
60% - 70%	10,000	85,071	10,275	—	—	105,346
70% - 80%	—	—	—	—	—	—
80% - 90%	—	—	—	—	—	—
> 90%	—	—	—	—	—	—
Total	$235,481	$172,098	$44,475	$33,969	$—	$486,023

	Debt Service Coverage Ratios as of December 31, 2020					Total

	2.0x and	1.5x to	1.25x to	1.0x to	Less than	Carrying
LTV Range	greater	1.99x	1.499x	1.249x	1.0x	Value
			(in thousands)

< 50%	$129,301	$21,611	$9,843	$3,733	$—	$164,488
50% - 60%	35,094	70,568	29,947	21,542	—	157,151
60% - 70%	31,500	39,494	—	—	607	71,601
70% - 80%	10,000	10,500	—	—	—	20,500
80% - 90%	—	—	—	—	—	—
> 90%	—	3,713	—	11,210	—	14,923
Total	$205,895	$145,886	$39,790	$36,485	$607	$428,663

The distribution of the book value of mortgage loans, classified by scheduled year of contractual maturity as of December 31, 2021 and 2020, is shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

	2021	2020

Due in 1 year or less	1.3%	2.2%
Due after 1 year through 3 years	11.0%	10.7%
Due after 3 years through 5 years	22.7%	13.8%
Due after 5 years through 10 years	47.2%	44.2%
Due after 10 years through 15 years	8.3%	21.9%
Due after 15 years	9.5%	7.2%
Total	100.0%	100.0%

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

C. Investments (continued)

During 2021, the Company originated mortgage loans of $92.6 million. The minimum and maximum lending rates for mortgage loans originated during 2021 were 2.30% and 3.70%, respectively. The Company did not reduce the interest rate on any outstanding mortgage loan in 2021 or 2020. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money loans was 70%.

An age analysis of mortgage loans aggregated by type is as follows:

	2021		2020
	Commercial		Commercial
	All Other	Total	All Other	Total

(in thousands)
1. Recorded Investment (All)
(a) Current	$486,023	$486,023	$428,663	$428,663
(b) 30-59 Days Past Due	—	—	—	—
(c) 60-89 Days Past Due	—	—	—	—
(d) 90-179 Days Past Due	—	—	—	—
(e) 180+ Days Past Due	—	—	—	—
2. Accruing Interest 90-179 Days Past Due
(a) Recorded Investment	—	—	—	—
(b) Interest Accrued	—	—	—	—
3. Interest Reduced
(a) Recorded Investment	—	—	—	—
(b) Number of Loans	—	—	—	—
(c) Percent Reduced	—%	—%	—%	—

Taxes, assessments and any amounts advanced and not included in the mortgage loans total were $0 and $26 thousand as of December 31, 2021 and 2020.

Investment in impaired loans with or without allowance for credit losses:

		2021		2020
		Commercial		Commercial
		All Other	Total	All Other	Total

		(in thousands)

1.	With Allowance for Credit Losses	$—	$—	$—	$—
2.	No Allowance for Credit Losses	—	—	3,713	3,713

Interest income on non-performing loans is generally recognized on a cash basis.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

C. Investments (continued)

Additional disclosures regarding impaired loans are as follows:

	2021		2020
	Commercial		Commercial
	All Other	Total	All Other	Total

	(in thousands)

1. Average Recorded Investment	$1,857	$1,857	$3,713	$3,713
2. Interest Income Recognized	24	24	204	204
3. Recorded Investments on Nonaccrual Status	—	—	—	—
4. Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	228	228	186	186

The Company reviews loans for impairment based on several factors including, but not limited to, deteriorating market conditions, significant changes in debt coverage and loan-to-value ratios, and borrower specific credit issues. When the Company determines that, based on this current information and events, it is probable it will be unable to collect all amounts due according to the contractual terms, the Company measures an impairment based on the difference between the estimated fair market value of the underlying collateral less recovery costs and the recorded investment in the loan and records a valuation allowance for the impaired loan with a corresponding charge to unrealized gain or loss. The Company continues to accrue interest as due on these loans until such point it is deemed uncollectible. If there is a significant change in the estimated fair value of the collateral, then the valuation allowance is adjusted accordingly. If the impairment is deemed to be other than temporary in nature, a direct write-down of the loan is recognized as a realized loss. This new cost basis is not adjusted for subsequent change in the fair value of the underlying collateral. Loans that have been directly written down recognize interest income on a cash basis.

For loans classified as troubled debt restructuring, the Company may grant concessions related to the borrowers’ financial difficulties. Generally, these types of concessions include: 1) a modification to the payment terms in order for the borrower not to become delinquent on payments, 2) a refinance or extension of the maturity date at below current market terms, and/or 3) a reduction of accrued interest. The Company considers the amount, timing and extent of the concession granted in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the portfolio monitoring process, the Company may have recorded a specific valuation allowance prior to the quarter when the loan was modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly.

The Company had no recorded investments in restructured loans as of December 31, 2021. The Company had no non-performing loans (delinquent more than 90 days) as of December 31, 2021. The Company had total recorded investments in restructured loans of $3.7 million as of December 31, 2020. The cumulative realized capital loss pertaining to these restructured loans was $1.5 million as of December 31, 2020.

The Company sold one property in 2021 and recognized a loss of $ 0.2 million, which was recorded in net realized capital gains and losses. The Company donated a portion of a real estate property in 2019 and recognized a loss of $0.1 million, which was recorded in net realized capital gains and losses. There were no real estate sales in 2020.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

C. Investments (continued)

Low Income Housing Tax Credit Properties

The Company invested in LIHTC properties of $ 9.9 million and $12.3 million as of December 31, 2021 and 2020, respectively, which is less than 10% of total admitted assets. The Company accounts for these investments using the proportional amortized cost method. In 2021, 2020, and 2019, amortization of $2.4 million, $2.9 million, and $3.1 million was included in net investment income, respectively. The Company recognized $2.0 million in tax credits and $0.6 million of other tax benefits in 2021, and $2.2 million in tax credits and $0.6 million of other tax benefits in 2020. The remaining holding periods on these investments vary with the longest being 8 years, and the Company anticipates full absorption of all LIHTC. The required holding period is 15 years. The LIHTC properties are not subject to any regulatory reviews. The Company did not recognize any impairments or write-downs during 2021 on the LIHTC investments. The Company has $0.6 million in remaining commitments to be funded over the next year.

Restricted Assets

The following table discloses the amount and nature of any assets pledged to others as collateral or otherwise restricted by the Company as of December 31, 2021 (in thousands):

	Gross Restricted
	Current Year								Percentage
	1	2	3	4	5	6	7	8	9	10
			Total
		G/A	Separate							Admitted
		Supporting	Account	S/A Assets					Gross	Restricted
	Total	S/A	(S/A)	Supporting			Increase/	Total Current	Restricted	to Total
Restricted Asset	General	Restricted	Restricted	G/A Activity	Total	Total From	(Decrease)	Year Admitted	to Total	Admitted
							(5 minus
Category	Account (G/A)	Assets (a)	Assets	(b)	(1 plus 3)	Prior Year	6)	Restricted	Assets	Assets
FHLB capital stock	$9,460	$—	$—	$—	$9,460	$9,132	$328	$9,460	0.08%	0.09%
On deposit with state	6,632	—	—	—	6,632	6,907	(275)	6,632	0.06%	0.06%
Pledged as collateral to FHLB (including assets backing funding agreements)	410,690	—	—	—	410,690	458,387	(47,697)	410,690	3.68%	3.73%
Pledged as collateral not captured in other categories	1,799	—	—	—	1,799	1,560	239	1,799	0.02%	0.02%
Other restricted assets	63,646	—	—	—	63,646	52,796	10,850	63,646	0.57%	0.58%
Total restricted assets	$492,227	$—	$—	$—	$492,227	$528,782	$(36,555)	$492,227	4.41%	4.48%

Below provides detail for those assets pledged as collateral not captured in other categories (in thousands):

	Gross Restricted
	Current Year								Percentage
	1	2	3	4	5	6	7	8	9	10
			Total
		G/A	Separate							Admitted
		Supporting	Account	S/A Assets					Gross	Restricted
	Total	S/A	(S/A)	Supporting			Increase/	Total Current	Restricted	to Total
Description of	General	Restricted	Restricted	G/A Activity	Total	Total From	(Decrease)	Year Admitted	to Total	Admitted
Assets	Account (G/A)	Assets (a)	Assets	(b)	(1 plus 3)	Prior Year	(5 minus 6)	Restricted	Assets	Assets
Pledged assets for interest rate swaps	$1,799	$—	$—	$—	$1,799	$1,560	$239	$1,799	0.02%	0.02%
Total	$1,799	$—	$—	$—	$1,799	$1,560	$239	$1,799	0.02%	0.02%

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

C. Investments (continued)

Below provides detail for assets categorized as other restricted assets (in thousands):

	Gross Restricted
	Current Year								Percentage
	1	2	3	4	5	6	7	8	9	10
			Total
		G/A	Separate							Admitted
		Supporting	Account	S/A Assets					Gross	Restricted
	Total	S/A	(S/A)	Supporting			Increase/	Total Current	Restricted	to Total
Description of	General	Restricted	Restricted	G/A Activity	Total	Total From	(Decrease)	Year Admitted	to Total	Admitted
Assets	Account (G/A)	Assets (a)	Assets	(b)	(1 plus 3)	Prior Year	(5 minus 6)	Restricted	Assets	Assets
Cash collateral pledged for counterparties with derivative exposure	$63,646	$—	$—	$—	$63,646	$52,796	$10,850	$63,646	0.57%	0.58%
Total	$63,646	$—	$—	$—	$63,646	$52,796	$10,850	$63,646	0.57%	0.58%

Net Investment Income

Major categories of the Company’s net investment income are summarized as follows:

	Year Ended December 31,
	2021	2020	2019
	(in thousands)

Income
Bonds	$254,739	$249,994	$258,614
Preferred stocks	84	360	462
Common stocks, unaffiliated	3,024	1,753	2,369
Mortgage loans	18,576	18,933	23,501
Real estate (1)	10,493	11,666	10,424
Policy loans	23,905	24,535	26,356
Short-term investments and cash	3	298	1,056
Other invested assets	35,203	23,009	21,998
Derivative instruments	49,422	25,934	56,534
Other	62	91	120
Total investment income	395,511	356,573	401,434
Expenses
Depreciation	5,578	5,900	5,997
Interest expense	44,145	43,970	40,282
Other	17,664	17,627	17,997
Total investment expenses	67,387	67,497	64,276
Net investment income	$328,124	$289,076	$337,158

(1) Includes amounts for the occupancy of company-owned property of $7,048, $7,958, and $7,338 in 2021, 2020, and 2019, respectively.

There was no nonadmitted accrued investment income at December 31, 2021 and 2020.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

C. Investments (continued)

Net Realized Gains and Losses

Realized capital gains and losses are reported net of federal income taxes and amounts transferred to the IMR as follows:

	Year Ended December 31,
	2021	2020	2019
	(in thousands)
Bonds and other debt securities
Gross gains	$7,698	$5,570	$4,135
Gross losses	(2,886)	(8,976)	(12,388)
Common stocks, unaffiliated
Gross gains	5,712	753	1,292
Gross losses	(275)	(618)	(1,544)
Partnerships
Gross gains	—	112	94
Gross losses	(7,534)	(10,443)	(17)
Other
Gross gains	797	90	616
Gross losses	(159)	(1,139)	(2,552)
Net realized capital gains (losses)	3,353	(14,651)	(10,364)
Amount transferred to IMR, net of tax	(755)	(1,836)	(1,038)
	2,598	(16,487)	(11,402)
Less federal income taxes on realized capital gains (losses) after effect of transfer to IMR	(4,561)	(1,558)	(2,387)
Net realized capital losses	$(1,963)	$(18,045)	$(13,789)

Loan-Backed Securities

Prepayment assumptions used in the calculation of the effective yield and valuation of loan-backed bonds and structured securities are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities held by the Company.

Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of its admitted assets.

The Company recorded $6.8 million, $9.9 million, and $0.0 million of impairments on non-public limited partnerships in 2021, 2020 and 2019, respectively. These limited partnerships have underlying characteristics of preferred and common stock. Fair values utilized in determining impairments were determined by the Company based on the limited partnerships’ operating results.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

C. Investments (continued)

Repurchase Agreements

The Company periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings as the securities received at the end of the repurchase period are identical to the securities transferred. Any repurchase liability is included in other liabilities. There were no open transactions at December 31, 2021 or 2020.

Prepayment Penalty and Acceleration Fees

For securities sold, redeemed or otherwise disposed as a result of a callable feature (including make whole call provisions), below are the number of CUSIPs sold, disposed or otherwise redeemed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee:

At December 31, 2021
General Account

Number of CUSIPs	31
Aggregate amount of investment income (in thousands)	$7,512

D. Nonadmitted Assets

The Company’s nonadmitted assets at December 31 are as follows:

	2021	2020
	(in thousands)

Net deferred tax asset	$4,312	$—
Furniture and equipment	10,540	13,339
Software applications	103,820	113,146
Prepaid expenses	14,399	10,913
Other	3,349	2,934
Total nonadmitted assets	$136,420	$140,332

E. Reinsurance

The Company reinsures certain risks assumed in the normal course of business. Effective in March 2018, for certain indexed universal life products, the Company may retain up to $4 million of risk on an individual life. For other individual life products sold on or after August 16, 2004, the Company generally retains no more than $2 million of risk on any person (excluding accidental death benefits and dividend additions). For individual life products sold after 2001 but prior to August 16, 2004, the Company generally retains no more than $1 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers. Total premiums from direct business were $563.4 million, $540.5 million, and $ 529.0 million in 2021, 2020, and 2019, respectively. Of those direct premiums, individual life premiums ceded were $134.5 million, $151.8 million, and $176.9 million for the years ended December 31, 2021, 2020, and 2019, respectively, and are included as a reduction of premium and annuity considerations. Total individual life insurance ceded was

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

E. Reinsurance (continued)

$28.0 billion and $27.3 billion of the $58.1 billion and $54.0 billion in force at December 31, 2021 and 2020, respectively. The Company has assumed a small amount of yearly renewable term reinsurance from non-affiliated insurers.

At December 31, 2021 and 2020, neither the Company nor any of its representatives, officers, trustees, or directors had more than 10% ownership of or direct or indirect control over any non-affiliated reinsurers, and there were no policies reinsured outside the United States with companies owned or controlled by an affiliated entity. There were no unilaterally cancelable reinsurance agreements (for reasons other than for nonpayment of premium or other similar credits) in effect at December 31, 2021 and 2020. The Company’s largest reserve credit with a non-affiliate as of December 31, 2021 and 2020 was with Hannover Life Reinsurance Company of America for $465.5 million and $448.6 million, respectively.

No reinsurance agreements were in force at December 31, 2021 and 2020 which would likely result in a payment to the reinsurer in excess of the total direct premiums collected.

Effective July 1, 2015 the Company entered into a coinsurance with funds withheld agreement with Catamount domiciled under the laws of the state of Vermont. The agreement is for Catamount to reinsure National Life’s Closed Block policies, which includes policies that were in force and had existing reserves established by the Company as of the effective date of the agreement. The following table illustrates the amounts the Company ceded under the reinsurance treaty:

	2021	2020

	(in thousands)

Insurance in-force	$3,794,302	$4,035,197
Premiums	53,831	59,775
Policy Reserves	2,431,133	2,548,731

Effective December 31, 2017, the Company entered into a reinsurance agreement with an unaffiliated reinsurer to cede reserves totaling $392.5 million, which included in-force term and guaranteed universal life business on a coinsurance basis and additional traditional life and universal life on a yearly renewable term basis. Effective October 1, 2021, the reinsurance agreement was amended to cede additional inforce term business on a coinsurance basis, with reserves totaling $9.9 million.The following table illustrates the amounts the Company ceded under the reinsurance treaty:

	2021	2020

	(in thousands)

Insurance in-force	$9,222,181	$7,903,194
Premiums	24,808	39,094
Policy Reserves	463,638	446,953

Disability income products are significantly reinsured, primarily with Unum Provident Corporation (“UNUM”). All amounts reinsured by UNUM are on a modified coinsurance basis. The Company ceded 50% of the experience risk on open claims as of 1/1/1991 to UNUM. Interest is paid to UNUM on these reserves at a rate of 9.44%. The Company ceded 80% of the experience risk on the remaining reserves reinsured with UNUM post 1/1/1991.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

E. Reinsurance (continued)

Interest is paid to UNUM on these reserves at a rate of 6.98%. Total disability income premiums ceded in 2021, 2020, and 2019 were $10.9 million, $12.8 million, and $14.1 million, respectively.

In 2021, 2020, and 2019, there were no reinsurance assumption changes to life insurance and annuity products.

The Company would be liable with respect to any ceded insurance should any reinsurer be unable to meet its assumed obligations.

The Company’s reinsurance treaties meet risk transfer criteria to qualify for reinsurance accounting treatment as prescribed by the Department.

F. Federal Income Taxes

The components of the net deferred tax asset (“DTA”)/ (liability) at December 31 are as follows:

	2021			2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
			(in thousands)

Gross deferred tax assets	$156,188	$6,349	$162,537	$152,404	$7,824	$160,228
Valuation allowance	—	—	—	—	—	—
Adjusted gross deferred tax assets	156,188	6,349	162,537	152,404	7,824	160,228
Nonadmitted deferred tax asset	(4,312)	—	(4,312)	—	—	—
Net deferred tax asset	151,876	6,349	158,225	152,404	7,824	160,228

Gross deferred tax liabilities	(64,647)	(14,118)	(78,765)	(70,279)	(9,497)	(79,776)
Net admitted deferred tax asset	$87,229	$(7,769)	$79,460	$82,125	$(1,673)	$80,452

	Change
	Ordinary	Capital	Total
	(in thousands)

Gross deferred tax assets	$3,784	$(1,475)$	2,309
Valuation allowance	—	—	—
Adjusted gross deferred tax assets	3,784	(1,475)	2,309
Nonadmitted deferred tax asset	(4,312)	—	(4,312)
Net deferred tax asset/ (liability)	(528)	(1,475)	(2,003)
	—	—	—
Gross deferred tax liabilities	5,632	(4,621)	1,011
Net admitted deferred tax asset/ (liability)	$5,104	$(6,096)$	(992)

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

F. Federal Income Taxes (continued)

The admission calculation components at December 31 are as follows:

	2021			2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in thousands)

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation (the lesser of 1 and 2 below)	$77,813	$1,647	$79,460	$80,111	$2,906	$83,017
1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	77,813	1,647	79,460	80,111	2,906	83,017
2. Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	419,540	N/A	N/A	372,548
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets) offset by gross deferred tax liabilities	74,063	4,702	78,765	72,293	4,918	77,211
Deferred tax assets admitted as the result of application of SSAP 101	$151,876	$6,349	$158,225	$152,404	$7,824	$160,228

	Change
	Ordinary	Capital	Total
	(in thousands)
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation (the lesser of 1 and 2 below)	$(2,298)	$(1,259)	$(3,557)
1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	(2,298)	(1,259)	(3,557)
2. Adjusted gross deferred tax assets allowed per limitation threshold	N/A	N/A	46,992
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets) offset by gross deferred tax liabilities	1,770	(216)	1,554
Deferred tax assets admitted as the result of application of SSAP 101	$(528)	$(1,475)	$(2,003)

At December 31, 2021 and 2020, the following ratio percentages were used to determine recovery period and threshold limitation:

	2021	2020
	(dollars in thousands)

Ratio percentage	15%	15%
Total adjusted capital exDTA	$3,035,292	$2,709,234

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

F. Federal Income Taxes (continued)

At December 31, 2021 and 2020, tax planning strategies had the following impact on deferred tax assets:

	2021		2020
	Ordinary	Capital	Ordinary	Capital
	(in thousands)

Adjusted gross DTAs	$156,188	$6,349	$152,404	$7,824
Percentage of total gross deferred tax assets	—%	100%	—%	100%
Net admitted adjusted gross DTAs	$151,876	$6,349	$152,404	$7,824
Percentage of total net admitted deferred tax assets	—%	26%	—%	37%

	Change
	Ordinary	Capital
	(in thousands)

Adjusted gross DTAs	$3,784	$(1,475)
Percentage of total gross deferred tax assets	—%	—%
Net admitted adjusted gross DTAs	$(528)	$(1,475)
Percentage of total net admitted deferred tax assets	—%	(11)%

The Company’s tax-planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities pursuant to SSAP No. 101, Income Taxes at December 31, 2021.

Federal current income taxes incurred consists of the following major components:

	2021	2020	Change
	(in thousands)

Tax expense (benefit) on operations	$9,905	$(22,750)	$32,655
Tax expense on realized capital gains/losses	4,561	1,558	3,003
Tax credits	(1,980)	(2,157)	177
Total current income benefit incurred	$12,486	$(23,349)	$35,835

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

F. Federal Income Taxes (continued)

The components of deferred tax assets and liabilities are as follows:

	2021	2020	Change
	(in thousands)

Deferred Tax Assets:
Ordinary
Reserves	$46,294	$50,320	$(4,026)
Deferred acquisition costs	42,587	37,794	4,793
Policyholder dividends	1,432	1,553	(121)
Fixed assets	24,016	26,562	(2,546)
Employee benefits	35,718	31,168	4,550
Other	6,141	5,007	1,134
Subtotal	156,188	152,404	3,784
Nonadmitted deferred tax assets	(4,312)	—	(4,312)
Admitted ordinary deferred tax assets	151,876	152,404	(528)
Capital
Capital invested assets	6,349	7,824	(1,475)
Nonadmitted deferred tax assets	—	—	—
Admitted capital deferred tax assets	6,349	7,824	(1,475)
Total admitted deferred tax assets	158,225	160,228	(2,003)

Deferred Tax Liabilities:
Ordinary
Ordinary invested assets	16,114	14,231	1,883
Fixed assets	16,775	18,459	(1,684)
Deferred and uncollected premiums	7,743	7,878	(135)
Reserves	10,892	13,636	(2,744)
Real estate	7,611	7,402	209
Other	5,512	8,673	(3,161)
Total deferred tax liabilities	64,647	70,279	(5,632)
Capital			—
Capital invested assets	14,118	9,497	4,621
Total deferred tax liabilities	78,765	79,776	(1,011)
			—
Net admitted deferred tax asset (liability)	$79,460	$80,452	$(992)

Effective March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) into law. With respect to this legislation, the Company filed a net operating loss carryback claim resulting in a $5.6 million tax benefit recorded in 2020.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

F. Federal Income Taxes (continued)

The Company's total provision for income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to pretax income. The significant items causing this difference are as follows:

	2021	2020
	(in thousands)

Permanent Differences:
Pretax income computed at statutory rate	$5,057	$916
Amortization of IMR	(460)	(606)
Prior year taxes	(991)	(363)
Tax rate change	—	(5,637)
Dividends received deduction	(518)	(414)
COLI	(1,860)	(2,019)
Intercompany management fee	(900)	(408)
Tax credits	(1,980)	(2,158)
Reinsurance gain (loss) in surplus	6,188	(2,879)
Other permanent differences	95	(302)
Total	$4,631	$(13,870)

Total current income taxes incurred	12,486	(23,349)
Adjusted (increase) decrease in net deferred taxes	(7,855)	9,479
Total	$4,631	$(13,870)

The Company recognizes income tax benefits and any related reserves in accordance with SSAP No. 5R, "Liabilities, Contingencies and Impairment of Assets", as modified by paragraph 3.a. of SSAP No. 101. Currently, the Company only files income tax returns in the United States.

The Company is no longer subject to US federal, state, and local income tax examinations by tax authorities for years prior to 2018. The Company’s 2018 through 2020 consolidated federal income tax returns are under examination by the IRS.

As of 2021, there are no unrecognized tax benefits for the Company. It is likely there will be no significant change in the amount of unrecognized tax benefits within the next twelve months.

The Company recognizes interest and penalties related to unrecognized tax benefits in tax expense. During the year ended December 31, 2021, the Company recognized no interest and penalties. For the year ended December 31, 2020, the Company recognized $0.4 million in interest and penalties. The Company had no amounts accrued for interest and penalties at December 31, 2021 and 2020, respectively.

As of December 31, 2021, the Company has no operating loss or tax credit carryforwards available. There were no income taxes incurred in the current year and prior years that will be available for recoupment in the event of future net losses.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

F. Federal Income Taxes (continued)

The Company’s federal income tax return is consolidated with the following entities: LSW, Catamount, Longhorn, NLHC, NLVF, Sentinel Asset Management, Inc. (“SAMI”), and Equity Services, Inc. The method of allocation for federal income tax expense between the companies is pursuant to a written agreement. Allocation is based upon separate return calculations with current benefit for net losses and tax credits to the extent utilized in the consolidated income tax return. Intercompany tax balances are settled quarterly.

G. Information Concerning Parent, Subsidiaries and Affiliates

During 2016, Longhorn Reinsurance Company was formed as a direct subsidiary of National Life. Longhorn commenced business on August 17, 2016 as a special purpose financial insurance company domiciled and licensed in the state of Vermont for the purpose of entering into reinsurance transactions with LSW. NLIC made an initial capital contribution to Longhorn of $22 million, comprised of 5 million shares at $ 1 par value per share, and $17 million additional paid in capital. NLIC procured a letter of credit (“LOC”) for the account of Longhorn, which will pay an ongoing procurement fee to NLIC for the LOC and agree to reimburse NLIC for any draw on the LOC. The LOC has a face amount of $40.0 million as of December 31, 2021. During 2019, ownership of Longhorn was transferred as a dividend from the Company to NLVF.

No capital contributions occurred in 2021. In 2020, there were capital contributions totaling $160.5 million from NLVF to National Life, which included a cash capital contribution of $115 million, and a capital contribution of $45.5 million, comprised of $8.0 million cash and a partnership investment with a fair value of $37.5 million. In 2020, the Company made a capital contribution to LSW, which included a capital contribution of $45.5 million, comprised of $8.0 million cash and a partnership investment with a carrying value of $37.5 million.

In 2021, National Life paid a $50 million cash dividend to NLVF. No dividends were paid to NLVF in 2020.

The Company owns 100% of LSW, whose carrying value exceeds 10% of the admitted assets of the Company. NLIC carries LSW at statutory equity less surplus notes issued of $30 million in accordance with SSAP 97 Investments in Subsidiary, Controlled and Affiliated Entities. At December 31, 2021 the statement value of LSW's assets and liabilities were $27,512.1 million and $25,538.1 million, respectively. LSW's net income was $307.7 million for the year ended December 31, 2021.

All intercompany transactions are settled on a current basis. Amounts receivable or payable at December 31 generally represent year end cost allocations, reinsurance transactions, and income taxes and are included in the accompanying Statements of Admitted Assets, Liabilities, Capital and Surplus. The net payable to LSW was $24.2 million and $28.7 million as of December 31, 2021 and December 31, 2020, respectively.

Pursuant to the Company’s expense sharing agreement with LSW, in which LSW will reimburse the Company for administrative and other general expenses associated with services provided by NLIC, the Company received reimbursement of $295.7 million and $265.7 million for the years ended December 31, 2021 and December 31, 2020, respectively.

No guarantees or undertakings on behalf of an affiliate resulting in a material contingent exposure of the Company’s assets or liabilities existed at December 31, 2021 and 2020.

The Company and several of its subsidiaries and affiliates share common facilities and employees. Expenses are periodically allocated according to specified reimbursement agreements. The Company had no agreements

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

G. Information Concerning Parent, Subsidiaries and Affiliates (continued)

in place at December 31, 2021 or 2020 to potentially move non-admitted assets into the parent or other affiliates.

H. Benefit Plans

The Company sponsors a frozen non-contributory qualified defined benefit plan that provided benefits to employees in the Career channel general agencies. The plan was amended effective January 1, 2004 to freeze plan benefits. No new participants were admitted to the plan after December 31, 2003, and there were no increases in benefits after December 31, 2003 for existing participants. This pension plan is separately funded. Plan assets are primarily mutual funds and bonds held in a Company separate account and funds invested in a group variable annuity contract held in the general account of National Life. None of the securities held in the Company’s separate account were issued by the Company.

The Company sponsors other pension plans including a non-contributory defined benefit plan for National Life career general agents who met the eligibility requirements to enter the plan prior to January 1, 2005. These plans are non-qualified and are not separately funded.

The Company sponsors defined benefit postemployment plans that provide medical benefits to agency staff and agents. Medical coverage is contributory; with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The postemployment plans are not separately funded, and the Company, therefore, pays for plan benefits from operating cash flows. The costs of providing these benefits are recognized as they are earned.

The Company also sponsors various defined contribution and deferred compensation plans.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

H. Benefit Plans (continued)

The following tables show the plans' combined funded status at December 31:

	Pension Benefits			Other Benefits
	2021	2020	2019	2021	2020	2019
	(in thousands)

Change in benefit obligation:
Benefit obligation, beginning of year	$73,330	$72,660	$74,553	$1,277	$1,162	$1,186
Service cost	—	1	176	—	—	—
Interest cost	1,551	2,167	2,837	26	37	46
Plan participants' contributions	—	—	—	126	129	126
Actuarial losses (gains)	(1,486)	5,640	8,490	(37)	207	56
Benefits paid	(6,877)	(7,138)	(7,301)	(253)	(258)	(252)
Settlement	—	—	(6,095)	—	—	—
Benefit obligation, end of year	66,518	73,330	72,660	1,139	1,277	1,162
Change in plan assets:
Fair value of plan assets, beginning of year	17,148	15,864	13,536	—	—	—
Actual return on plan assets	(252)	2,139	2,539	—	—	—
Employer contributions	5,986	6,283	13,185	127	129	126
Plan participants' contributions	—	—	—	126	129	126
Benefits paid	(6,877)	(7,138)	(7,301)	(253)	(258)	(252)
Settlement	—	—	(6,095)	—	—	—
Fair value of plan assets, end of year	16,005	17,148	15,864	—	—	—
Funded status	$(50,513)	$(56,182)	$(56,796)	$(1,139)	$(1,277)	$(1,162)

	Pension Benefits			Other Benefits
	2021	2020	2019	2021	2020	2019
	(in thousands)

Amounts recognized in the balance sheets
Pension and other post-retirement benefit obligations liability	$22,514	$25,622	$28,750	$1,574	$1,714	$1,866
Minimum pension liability	27,999	30,560	28,046	(435)	(437)	(704)
Net amount recognized	$50,513	$56,182	$56,796	$1,139	$1,277	$1,162
Pension and other post-retirement benefit obligations liability	$(50,513)	$(56,182)	$(56,796)	$(1,139)	$(1,277)	$(1,162)
Amounts recognized in unassigned funds (surplus)
Net transition asset or obligations	$—	$—	$—	$—	$—	$—
Net actuarial (gain) loss	27,999	30,560	28,046	(435)	(437)	(704)
Net prior service costs (benefits)	—	—	—	—	—	—
Net amount recognized	$27,999	$30,560	$28,046	$(435)	$(437)	$(704)

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

H. Benefit Plans (continued)

Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost at December 31 were as follows:

	Pension Benefits			Other Benefits
	2021	2020	2019	2021	2020	2019
	(in thousands)

Adjustments to Unassigned Funds (Surplus)
Items not yet recognized as a component of net periodic cost - prior year	$30,560	$28,046	$25,424	$(437)	$(704)	$(844)
Net transition asset or obligation recognized	—	—	—	—	—	—
Net prior service cost or credit recognized	—	—	—	—	—	—
Net gain or loss arising during the period	(446)	4,314	6,651	(37)	207	57
Net gain or loss recognized	(2,115)	(1,800)	(4,029)	39	60	83
Items not yet recognized as a component of net periodic cost - current year	$27,999	$30,560	$28,046	$(435)	$(437)	$(704)

The components of net periodic benefit cost are as follows:

	Pension Benefits			Other Benefits
	2021	2020	2019	2021	2020	2019
	(in thousands)

Components of Net Periodic Benefit Cost
Service cost	$—	$1	$176	$—	$—	$—
Interest cost	1,551	2,167	2,837	26	37	46
Expected return on plan assets	(787)	(813)	(700)	—	—	—
Amortization of unrecognized transition obligation or transition asset	—	—	—	—	—	—
Amortization of unrecognized gains and losses	2,115	1,800	1,513	(39)	(60)	(83)
Amount of prior service cost recognized	—	—	—	—	—	—
Gain or loss recognized due to settlement	—	—	2,529	—	—	—
Net periodic benefit cost	$2,879	$3,155	$6,355	$(13)	$(23)	$(37)

The total accumulated benefit obligation for defined benefit pension plans were $66.5 million, $73.3 million, and $71.3 million at December 31, 2021, 2020 and 2019, respectively.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

H. Benefit Plans (continued)

In 2021, 2020, and 2019, there was no admitted intangible pension asset.

	Pension Benefits			Other Benefits
	2021	2020	2019	2021		2020		2019
The actuarial assumptions used in determining the benefit obligation at the measurement date:
a. Discount rate	2.70%	2.20%	3.10%	2.70%		2.20%		3.10%
b. Rate of compensation increase	5.00%	5.00%	5.00%	N/A	%	N/A	%	N/A	%
Weighted-average assumptions used to determine net periodic pension cost:
a. Discount rate	2.20%	3.10%	4.10%	2.20%		3.10%		4.10%
b. Rate of compensation increase	5.00%	5.00%	5.00%	N/A	%	N/A	%	N/A	%
c. Expected long-term rate of return on plan assets	4.70%	5.30%	5.30%	N/A	%	N/A	%	N/A	%

The projected health care cost trend rate (“HCCTR”) was 5.0% for 2021, 2020 and 2019. The HCCTR of 5.0% is the ultimate trend rate.

The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

Plan assets are invested as follows:

	December 31,
	2021	2020
Plan Asset Category
Fixed Income	98%	97%
Group annuity contract and other	2%	3%
Total	100%	100%

The primary objective is to maximize long-term total return within the investment policy and guidelines. The Company’s investment policy for the plan assets associated with the separately funded plans is to maintain a target allocation of approximately 90%-100% fixed income and 0-10% alternative investments when measured at fair value.

The Company’s expected long-term rate of return of 4.7% is based upon the combination of current asset mix and the Company’s historical and projected experience on long-term projections by investment research organizations.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

H. Benefit Plans (continued)

The concentrations of credit risk associated with the plan assets are shown in the table below:

		2021	2020
		(in thousands)
Fixed income	Aerospace/Defense	368	240
	Airlines	26	26
	Automotive	481	108
	Banking	1,043	1,068
	Cable	236	259
	Chemicals	216	165
	Consumer products	—	250
	Food and Beverage	1,142	392
	Government agency	302	939
	Health Care	1,145	332
	Housing	1,385	464
	Insurance - Health	170	182
	Insurance - Property and Casualty	459	502
	Insurance - Life	235	254
	Independent	124	131
	Integrated	438	213
	Local authorities	718	469
	Manufacturing	519	633
	Media	489	271
	Metals/Mining	445	485
	Midstream	370	131
	Pharmaceuticals	2,034	653
	Railroads	263	284
	Real Estate Investment Trusts	171	169
	Retailers	890	167
	Technology	317	347
	Transportation	249	509
	Utilities	642	392
	Wireless	349	156
	Wirelines	317	226
	Bond Funds	—	6,211
	Total fixed income	15,543	16,628
Short Term Investments		185	—
Cash		—	288
Group annuity		151	142
	Total investments (1)	$15,879	$17,058

(1)	The difference to total plan assets of $15,879 in 2021 and $17,058 in 2020 shown in the changes in plan assets are accruals for income and liabilities.

The valuation techniques used for the plan assets are:

Corporates - Corporate bonds are valued using cash flow models based on appropriate observable inputs such as market quotes, yield curves, interest rates, and spreads. Corporate bonds are categorized as Level 2 in the

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

H. Benefit Plans (continued)

fair value hierarchy. Bond mutual funds that are traded daily and have a readily determinable net asset value are not categorized in the fair value hierarchy.

Group annuity - This category consists of an investment in a National Life group variable annuity contract. The contract is carried at amortized cost, which approximates fair value. These assets are categorized in Level 2 of the hierarchy.

The valuation of plan assets for 2021 are as follows:

2021 Fair Value	Level 1	Level 2	Level 3	NAV	Total
	(in thousands)
Assets
Corporates	$—	$15,543	$—	$—	$15,543
Cash	—	—	—	—	—
Short Term Investments	185	—	—	—	185
Group annuity	—	151	—	—	151
Total assets	$185	$15,694	$—	$—	$15,879
Liabilities
Total liabilities	—	—	—	—	—
Total plan assets	$185	$15,694	$—	$—	$15,879

The valuation of plan assets for 2020 are as follows:

2020 Fair Value	Level 1	Level 2	Level 3	NAV	Total
	(in thousands)
Assets
Corporates	—	$10,507	$—	$6,211	$16,718
Cash	288	—	—	—	288
Short Term Investments	—	—	—	—	—
Group annuity	—	142	—	—	142
Total assets	$288	$10,649	$—	$6,211	$17,148
Liabilities
Total liabilities	—	—	—	—	—
Total plan assets	$288	$10,649	$—	$6,211	$17,148

During 2021 and 2020, there were no transfers between fair value Levels 1 and 2.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

H. Benefit Plans (continued)

Projected benefit payments for defined benefit obligations for each of the five years following December 31, 2021, and in aggregate for the five years thereafter is as follows:

	Pension	Other Benefit	Total
Year	Payments	Payments	Payments
		(in thousands)

2022	$6,779	$127	$6,906
2023	6,089	119	6,208
2024	5,712	112	5,824
2025	5,472	105	5,577
2026	5,198	98	5,296
2027-2031	21,315	393	21,708

The Company’s general policy is to contribute the regulatory minimum required amount into its separately funded defined benefit pension plan. However, the Company may elect to make larger contributions subject to maximum contribution limitations. In 2022, a contribution is not expected into the Company's separately funded defined benefit pension plan.

The Company participates in a 401(k) plan for its employees. Employees earning less than a specified amount and hired prior to January 1, 2021 receive a 75% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Employees earning more than a specified amount will receive a 50% match on up to 6% of an employee’s salary, subject to applicable maximum contribution guidelines. Employees hired on or after January 1, 2021 will receive a 100% match up to 6% of an employee’s salary, subject to maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company's matching contributions. Plan assets invested in the mutual funds are outside the Company and, as such, are excluded from the Company's assets and liabilities. The Company’s contribution to the 401(k) plans for its employees for the years ended December 31, 2021, 2020, and 2019, was $0.5 million, $0.5 million, and $0.6 million respectively.

The Company also provides a 401(k) plan for its regular full-time agents. The Company makes an annual contribution equal to 6.1% of an agent’s compensation up to the Social Security taxable wage base plus 7.5% of the agent’s compensation in excess of the Social Security taxable wage base. In addition, the agent may elect to defer a portion of the agent’s compensation, up to the legal limit on elective deferrals, and have that amount contributed to the plan. Total annual contributions cannot exceed certain limits which vary based on total agent compensation. The Company’s match on the agents’ 401(k) plan was $1.0 million, $1.3 million, and $1.2 million for the years ended December 31, 2021, 2020, and 2019, respectively.

For all of the Company’s defined contribution plans, accumulated funds may be invested by the employee in a group annuity contract issued by the Company or in mutual funds.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

H. Benefit Plans (continued)

The Company participates in plans that are sponsored by its parent company, NLVF. The Company has no ongoing obligation in connection with these plans outside of contributing towards the annual cost for the Company’s employees who participate in these plans. The Company expense in connection with these plans was $2.9 million, $3.0 million, and $4.6 million for the years ended December 31, 2021, 2020 and 2019, respectively.

I. Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations

In July 2018, the Company issued surplus notes with a principal balance of $350 million that mature in 2068. These surplus notes will accrue interest at a fixed rate of 5.25% until July 18, 2048, and thereafter at a floating rate equal to the Three-month USD LIBOR rate (or a substitute or successor base rate that is most comparable to such rate, to be determined pursuant to the terms of the notes) plus 3.314%. The surplus notes are redeemable by the Company on or after July 19, 2048. The notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are administered by The Depository Trust Company. The interest on these notes is scheduled to be paid semiannually on January 19 and July 19 of each year. In April 2019, the Company issued an additional $128 million of the 2068 5.25% surplus notes. After including $22.1 million issued in a 2018 exchange transaction discussed below, a total of $500 million of 2068 5.25% surplus notes were issued. The Company paid interest of $26.3 million in 2021 and had $11.8 million of unapproved interest that was not accrued at December 31, 2021.

The Company has outstanding surplus notes with a principal balance of $168.0 million, bearing interest at 10.5% and a maturity date of September 15, 2039. These surplus notes were originally issued at $200 million in exchange for cash. The notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are administered by The Depository Trust Company. The interest on these notes is scheduled to be paid semiannually on March 15 and September 15 of each year. The Company paid $ 17.6 million in 2021 and had $5.2 million of unapproved interest that was not accrued at December 31, 2021. Total principal and interest paid on the surplus note is $244.5 million.

All surplus notes are unsecured and subordinated in right of payment to all present and future indebtedness, policy claims and prior claims and rank pari passu with any future surplus notes, and any redemption payment may be made only with prior approval of the Commissioner, whose approval will only be granted if, in the judgment of the Commissioner, the financial condition warrants the making of such payments. The notes shall not be entitled to any sinking fund.

In July 2018, National Life also completed an exchange transaction, in which it issued an additional $22.1 million of the 5.25% surplus notes in exchange for its 10.5% surplus notes, originally issued in 2009, with a principal balance of $12.8 million. The discount at the time of the exchange, $9.3 million, will be recognized in interest expense over the life of the 5.25% surplus notes.

The Company has outstanding 2.5 million common stock $1 par shares. The shares are wholly-owned by its parent NLVF. At the time of issuance, the Company recorded $5.0 million of additional paid-in-capital. At December 31, 2021 and 2020, the Company had 2.5 million shares authorized and outstanding. All shares are Class A shares. No preferred stock has been issued.

NLHC, a stock holding company, currently owns all the outstanding shares of NLVF, which in turn currently owns all the outstanding shares of the Company. NLHC currently has no other significant assets, liabilities or

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

I. Capital and Surplus, Shareholder Dividend Restrictions and Quasi-Reorganizations (continued)

operations other than that related to its ownership of NLVF’s outstanding stock. Similarly, NLVF currently has no significant assets or operations other than those related to investments funded by a 2002 dividend from the Company, issuance of $ 200.0 million in debt financing in 2003, issuance of an additional $75.0 million in debt financing in 2005, as the sponsor of certain employee related benefit plans, and its ownership of National Life’s outstanding stock. Under the terms of the mutual holding company reorganization described in Note A, NLHC must always hold a majority of the voting shares of NLVF.

Policyowner surplus is restricted by required statutory surplus of $ 5.0 million in the state of VT, other state permanent surplus (guaranty fund) requirements of $ 500,000, and special surplus amounts required by the State of New York in connection with variable annuity business. Special surplus funds were $17.4 million and $14.0 million as of December 31, 2021 and 2020, respectively.

In 2021, National Life paid a $50 million cash dividend to NLVF. In 2020, the Company paid no dividends. In 2019, the Company declared dividends to NLVF totaling $210 million, which included a $28 million dividend paid in August 2019, the transfer of its ownership of Longhorn to NLVF as a dividend valued at $22 million, and a dividend of $160 million declared as of December 31, 2019, which was paid in February 2020. Certain dividends declared by the Company in excess of the greater of net gain from operations or 10% of statutory surplus require pre-approval by the Commissioner. Within the limitations of the above, there are no restrictions placed on the portion of the Company’s profits that may be paid as ordinary dividends to the shareholder. No stock is held for special purposes.

In 2020, there were capital contributions totaling $160.5 million from NLVF to National Life, which included a cash capital contribution of $115 million, and a capital contribution of $45.5 million, comprised of $8.0 million cash and a partnership investment with a carrying value of $37.5 million. No capital contributions occurred in 2021.

As of December 31, 2021, the Company had securities of $6.6 million in insurance department special deposit accounts.

J. FHLB Agreements

The Company is a member of the Federal Home Loan Bank of Boston (“FHLB”), which provides National Life with access to a secured asset-based borrowing capacity. It is part of the Company's strategy to utilize this borrowing capacity for funding agreements and for backup liquidity. The proceeds have been invested in a pool of fixed and floating rate income assets.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

J. FHLB Agreements (continued)

Further information regarding our FHLB agreements is as follows:

FHLB Capital Stock – Aggregate Totals

	General
At December 31, 2021	Account	Total
	(in thousands)
Membership Stock - Class A	$—	$—
Membership Stock - Class B	2,108	2,108
Activity Stock	7,027	7,027
Excess Stock	325	325
Aggregate Total	$9,460	$9,460

Actual or estimated borrowing capacity as determined by the insurer (in billions)		$1.2

	General
At December 31, 2020	Account	Total
	(in thousands)
Membership Stock - Class A	$—	$—
Membership Stock - Class B	2,080	2,080
Activity Stock	6,149	6,149
Excess Stock	903	903
Aggregate Total	$9,132	$9,132

Actual or estimated borrowing capacity as determined by the insurer (in billions)		$1.3

FHLB Membership Stock (Class A and B) Eligible for Redemption

	Current	Not Eligible		6 Months to	1 to Less
	Period	for	Less than	Less than	than	3 to
	Total	Redemption	6 Months	1 Year	3 Years	5 Years
(in thousands)

Class A	$—	$—	$—	$—	$—	$—
Class B	2,108	2,108	—	—	—	—

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

J. FHLB Agreements (continued)

Collateral Pledged to FHLB

Total Collateral Pledged

			Aggregate
	Fair	Carrying	Total
At December 31, 2021	Value	Value	Borrowing
	(in thousands)

General account	$442,687	$410,690	$173,175
Total	$442,687	$410,690	$173,175

			Aggregate
	Fair	Carrying	Total
At December 31, 2020	Value	Value	Borrowing
	(in thousands)

General account	$499,597	$458,387	$149,975
Total	$499,597	$458,387	$149,975
Maximum Collateral Pledged

			Aggregate
	Fair	Carrying	Total
At December 31, 2021	Value	Value	Borrowing
	(in thousands)

General account	$493,496	$453,486	$149,975
Total	$493,496	$453,486	$149,975

			Aggregate
	Fair	Carrying	Total
At December 31, 2020	Value	Value	Borrowing
	(in thousands)

General account	$534,580	$497,496	$118,295
Total	$534,580	$497,496	$118,295

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

J. FHLB Agreements (continued)

Borrowing from FHLB

				Funding
				Agreement
	General	Separate		Reserves
At December 31, 2021	Account	Account	Total	Established
	(in thousands)
Debt	$—	$—	$—	$
Funding agreements	173,175	—	173,175	173,175
Other	—	—	—
Aggregate total	$173,175	$—	$173,175	$173,175

				Funding
				Agreement
	General	Separate		Reserves
At December 31, 2020	Account	Account	Total	Established
	(in thousands)
Debt	$—	$—	$—	$—
Funding agreements	149,975	—	149,975	149,975
Other	—	—	—	—
Aggregate total	$149,975	$—	$149,975	$149,975

Maximum Amount Borrowed During Reporting Period

	General	Separate
At December 31, 2021	Account	Account	Total
	(in thousands)
Debt	$—	$—	$—
Funding agreements	173,175	—	173,175
Other	—	—	—
Aggregate total	$173,175	$—	$173,175

The Company has no prepayment obligations under the funding arrangements with the FHLB.

K. Business Risks, Commitments and Contingencies

Business Risks

As of December 31, 2021, and 2020, the Company held $109.6 million and $111.3 million, respectively, of commercial mortgage-backed securities (“CMBS”). The fair value of the Company’s CMBS was $119.3 million and $122.8 million at December 31, 2021 and December 31, 2020, respectively. The Company had no other-

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

K. Business Risks, Commitments and Contingencies (continued)

than-temporary impairments related to CMBS investments as of December 31, 2021 and 2020, respectively. The extent and duration of any future market or sector decline is unknown, as is the potential impact of such a decline on the Company’s investment portfolio.

The Company routinely executes transactions with counterparties in the financial services industry, including brokers and dealers, commercial banks, investment banks and other financial institutions. Many of these transactions expose the Company to credit risk in the event of default of the respective counterparties. In addition, the underlying collateral supporting the Company’s structured securities, including CMBS, may deteriorate or default causing these structured securities to incur losses.

The Company may hedge various business risks using over-the-counter derivative instruments to a pre-approved number of counterparties. While the Company carefully monitors counterparty exposures and holds collateral to limit such risk, if counterparties fail or refuse to honor their obligations, the hedges of the related risk will be ineffective. Such failure could have a material adverse effect on the Company’s results of operations and financial condition. At December 31, 2021, the Company’s over-the-counter notional exposure to derivative counterparties totaled $303.6 million with a combined market value of $82.4 million owed to the Company by these derivative counterparties. To mitigate this risk, the Company requires that counterparties post collateral when exposure exceeds certain thresholds. As of December 31, 2021, the net exposure with any individual counterparty related to the Company’s derivative positions did not exceed $3.7 million. For more information on derivatives see Note P - Derivative Financial Instruments.

The Company also is subject to the risk that the issuers of, or other obligors of, securities owned by the Company may default on payments with respect to such securities. The Company’s investment portfolio includes investment securities in the financial services sector and other sectors that have recently experienced defaults, and in the prevailing climate of economic uncertainty and volatility, the credit quality of many issuers has been adversely affected, which has increased the risk of default on such securities. Further defaults could have a material adverse effect on the Company’s results of operations or financial condition.

In addition, potential action by governments and regulatory bodies in response to the financial crisis affecting the global banking system and financial markets, such as investment, nationalization and other intervention, could negatively impact these instruments, securities, transactions and investments. There can be no assurance that any such losses or impairments to the carrying value of these assets would not materially and adversely affect the Company’s results of operations or financial condition.

U.S. long-term interest rates remain at relatively low levels by historical standards. Periods of low or declining interest rates have the potential to negatively affect the Company’s profitability in the following principal ways:

•     Low or declining interest rates tend to decrease the yield the Company earns on its portfolios of fixed income investments. This could in turn compress the spreads the Company earns on products, such as universal life and certain annuities, on which it is contractually obligated to pay customers a fixed minimum rate of interest. Should new money interest rates be sufficiently below guaranteed minimum rates for a long enough period, the Company may be required to pay policyholders or annuity owners at a higher rate than the rate of return it earns on the portfolio of investments supporting those products.

•     In periods of low and declining interest rates, the Company generally must invest the proceeds from the maturity, redemption or sale of fixed income securities from its portfolio at a lower rate of interest

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

K. Business Risks, Commitments and Contingencies (continued)

than the rate it had been receiving on those securities. A low interest rate environment may also be likely to cause redemptions and prepayments to increase. In addition, in periods of low and declining interest rates, it may be difficult to identify and acquire suitable investments for proceeds from new product sales or proceeds from the maturity, redemption or sale of fixed income securities from the Company’s portfolios, which could further decrease the yield it earns on its portfolio or cause the Company to reduce the sales of some products.

The success of the Company’s investment strategy and hedging arrangements will also be affected by general economic conditions. These conditions may cause volatile interest rates and equity markets, which in turn could increase the cost of hedging. Volatility or illiquidity in the markets could significantly and negatively affect the Company’s ability to appropriately execute its hedging strategies.

The Company’s reserves for future policy benefits and claims may prove to be inadequate. The Company establishes and carries, as a liability, reserves based on estimates of the amount that will be needed to pay for future benefits and claims. For the Company’s life insurance and annuity products, these reserves are calculated based on many assumptions and estimates, including estimated premiums that will be received over the assumed life of the policy, the timing of the event covered by the insurance policy, the lapse rate of the policies, the amount of benefits or claims to be paid and the investment returns on the assets purchased with the premiums received. The assumptions and estimates used in connection with establishing and carrying reserves are inherently uncertain. Accordingly, it cannot be determined with precision the ultimate amounts that will be paid or the timing of payment of, actual benefits and claims or whether the assets supporting the policy liabilities will grow to the level assumed prior to payment of benefits or claims.

If actual experience is different from assumptions or estimates, the reserves may prove to be inadequate in relation to the estimated future benefits and claims. As a result, the Company would incur a charge to earnings in the period in which reserves are increased.

The Company sets prices for many of its insurance and annuity products based upon expected claims and payment patterns, using assumptions for mortality, persistency (how long a contract stays in force) and interest rates. In addition to the potential effect of natural or man-made disasters, significant changes in mortality could emerge gradually over time, due to changes in the natural environment, the health habits of the insured population, effectiveness of treatment for disease or disability or other factors.

In addition, the Company could fail to accurately anticipate changes in other pricing assumptions, including changes in interest and inflation rates. Significant negative deviations in actual experience from the Company’s pricing assumptions could have a material adverse effect on the profitability of its products. The Company’s earnings are significantly influenced by the claims paid under its insurance contracts and will vary from period to period depending upon the amount of claims incurred. There is only limited predictability of claims experience within any given month or year. The Company’s future experience may not match the respective pricing assumptions or past results. As a result, the Company’s summary of operations could be materially adversely affected.

State insurance regulators and the NAIC regularly re-examine existing laws and regulations applicable to insurance companies and their products. Changes in these laws and regulations, or in interpretations thereof, that are made for the benefit of the consumer sometimes lead to additional expense for the insurer and, thus, could have a material adverse effect on our financial condition and results of operations.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

K. Business Risks, Commitments and Contingencies (continued)

Federal legislation and administrative policies can significantly and adversely affect insurance companies, including policies regarding financial services regulation, securities regulation, derivatives regulation, pension regulation, health care regulation, privacy, tort reform legislation and taxation. In addition, various forms of direct and indirect federal regulation of insurance have been proposed from time to time, including proposals for the establishment of an optional federal charter for insurance companies.

Commitments and Contingencies

The Company is subject, in the ordinary course of business, to claims, litigation, arbitration proceedings and governmental examinations. Although the Company is not aware of any actions, proceedings or allegations that reasonably should give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of any particular matter cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial condition.

The Company anticipates additional capital investments of $28.1 million into existing limited partnerships due to funding commitments.

The Company participates in the guaranty association of each state in which it conducts business. The amount of any assessment is based on various rates, established by members of the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”). At December 31, 2021, the Company had accrued assessment charges of $0.1 million with expected payment over the next ten years. The Company has also recorded a related asset of $0.3 million for premium tax credits, which are expected to be realized through 2031.

The Company has a multi-year contract with NTT Data, Inc which expires June 30, 2024. The contract provides data processing, information systems application and infrastructure services from NTT Data. Expense paid under the contract with NTT was $34.2 million and $41.1 million in 2021 and 2020, respectively. The expense paid includes a base amount and variable expenses related to project work performed during the year.

L. Closed Block

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure. The Closed Block was initially funded on January 1, 1999 with cash and securities totaling $2.2 billion. As described in Note E - Reinsurance, the Company entered into a reinsurance transaction with Catamount to reinsure the Closed Block policies. Assets, liabilities, and results of operations of the Closed Block are presented in their normal categories on the statements of admitted assets, liabilities and capital and surplus, and on the statements of operations and changes in capital and surplus.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

L. Closed Block (continued)

At December 31, 2021 and 2020, Closed Block liabilities exceeded Closed Block assets and no additional dividend obligation was required.

	For the Year Ended December 31,
Income Statement Data	2021	2020	2019
	(in thousands)
Revenues:
Premiums and considerations	$55,415	$63,312	$76,207
Net investment income	103,612	108,803	115,843
Total revenues	159,027	172,115	192,050

Benefits and Expenses:
Change in reserves	(121,188)	(143,918)	(90,299)
Policy benefits	228,722	276,382	222,518
Operating expenses	2,423	2,584	2,739
Commissions	669	736	805
Other expenses	937	834	1,305
Total benefits and expenses	111,563	136,618	137,068

Dividends to policyholders	(22,715)	(26,766)	(36,424)
Income tax (expense) benefit	(717)	3,326	(10)
Net realized capital gains (losses)	30	(1,885)	(7)

Net income	$24,062	$10,172	$18,541

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

M. Life and Annuity Reserves, Supplementary Contracts and Other Deposit Fund Liabilities

At December 31, 2021, the Company’s annuity reserves and other deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

					Separate
		General			Account
		Account			Nonguaranteed			Total		Percent
			Deposit-			Deposit-			Deposit-
	Individual	Group	Type	Individual	Group	Type	Individual	Group	Type
2021	Annuities	Annuities	Contracts	Annuities	Annuities	Contracts	Annuities	Annuities	Contracts

	(in thousands)
Subject to discretionary withdrawal (with adjustment): With market value adjustment	$4,841	$4,626	$—	$—	$—	$—	$4,841	$4,626	$—	0.6%
At book value less current surrender charge of 5% or more	46,465	124,405	—	216	—	—	46,681	124,405	—	11.0%
Total with adjustment or at market value	51,306	129,031	—	216	—	—	51,522	129,031	—	11.6%

At book value without adjustment (minimal or no charge or adjustment)	489,340	—	72,277	175,923	—	—	665,263	—	72,277	47.5%
Not subject to discretionary withdrawal	47,922	244	176,462	278	409,133	—	48,200	409,377	176,462	40.9%

Total annuity reserves and deposit fund liabilities (before reinsurance)	588,568	129,275	248,739	176,417	409,133	—	764,985	538,408	248,739	100.0%
Less reinsurance ceded	—	—	—	—	—	—	—	—	—	—%
Net annuity reserves and deposit fund liabilities	$588,568	$129,275	$248,739	$176,417	$409,133	$—	$764,985	$538,408	$248,739	100.0%

Amount included in subject to discretionary withdrawal above that will move to at book value without adjustment in the following year	4,310	—	—	—	—	—	4,310	—	—

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

M. Life and Annuity Reserves, Supplementary Contracts and Other Deposit Fund Liabilities (continued)

				Separate
	General			Account
	Account			Nonguaranteed			Total			Percent
			Deposit-			Deposit-			Deposit-
	Individual	Group	Type	Individual	Group	Type	Individual	Group	Type
2020	Annuities	Annuities	Contracts	Annuities	Annuities	Contracts	Annuities	Annuities	Contracts

	(in thousands)
Subject to discretionary withdrawal (with adjustment):
With market value adjustment	$6,170	$4,259	$—	$—	$—	$—	$6,170	$4,259	$—	0.7%
At book value less current surrender charge of 5% or more	48,882	113,702	—	791	—	—	49,673	113,702	—	10.5%
Total with adjustment or at market value	55,052	117,961	—	791	—	—	55,843	117,961	—	11.2%

At book value without adjustment (minimal or no charge or adjustment)	491,805	—	74,338	169,897	427,667	—	661,702	427,667	74,338	74.6%
Not subject to discretionary withdrawal	49,841	17,574	153,461	239	—	—	50,080	17,574	153,461	14.2%

Total annuity reserves and deposit fund liabilities (before reinsurance)	596,698	135,535	227,799	170,927	427,667	—	767,625	563,202	227,799	100.0%

Less reinsurance ceded	—	—	—	—	—	—	—	—	—	—%
Net annuity reserves and deposit fund liabilities	$596,698	$135,535	$227,799	$170,927	$427,667	$—	$767,625	$563,202	$227,799	100.0%

Amount included in subject to discretionary withdrawal above that will move to at book value without adjustment in the following year	8,534	—	—	335	—	—	8,869	—	—

At December 31, 2021 and 2020, the Company’s life reserves that are subject to discretionary withdrawal, surrender values or policy loans and not subject to discretionary withdrawal or no cash value provisions are summarized as follows:

	General Account			Separate Account (Guaranteed and Nonguaranteed)
2021	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(in thousands)
Subject to discretionary withdrawal, surrender values or policy loans:
Universal Life	$303,812	$242,871	$323,872	$—	$—	$—
Universal Life with Secondary Guarantees	92,885	83,947	320,243	—	—	—
Indexed Universal Life	299,197	298,917	304,741	—	—	—
Indexed Universal Life with Secondary Guarantees	1,183,196	917,956	1,112,369	—	—	—
Other Permanent Cash Value Life Insurance	2,658,130	2,658,130	3,102,254	—	—	—
Variable Universal Life	44,832	39,814	48,037	398,928	360,374	423,399

Not subject to discretionary withdrawal or no cash values:
Term Policies without Cash Value	—	—	172,020	—	—	—
Accidental Death Benefits	—	—	21	—	—	—
Disability - Active Lives	—	—	19,135	—	—	—
Disability - Disabled Lives	—	—	11,754	—	—	—
Miscellaneous Reserves	—	—	63,687	—	—	—
Total life reserves (before reinsurance)	4,582,052	4,241,635	5,478,133	398,928	360,374	423,399

Less reinsurance ceded	2,461,843	2,449,835	2,933,198	—	—	—
Net life reserves	$2,120,209	$1,791,800	$2,544,935	$398,928	$360,374	$423,399

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

M. Life and Annuity Reserves, Supplementary Contracts and Other Deposit Fund Liabilities (continued)

	General Account			Separate Account (Guaranteed and Nonguaranteed)
2020	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
			(in thousands)
Subject to discretionary withdrawal, surrender values or policy loans:
Universal Life	$311,873	$244,343	$334,051	$—	$—	$—
Universal Life with Secondary Guarantees	93,435	83,608	320,403	—	—	—
Indexed Universal Life	265,121	264,532	269,442	—	—	—
Indexed Universal Life with Secondary Guarantees	968,310	720,681	903,627	—	—	—
Other Permanent Cash Value Life Insurance	2,723,189	2,723,189	3,199,868	—	—	—
Variable Universal Life	46,391	40,227	50,664	354,893	314,766	376,489

Not subject to discretionary withdrawal or no cash values:
Term Policies without Cash Value	—	—	145,331	—	—	—
Accidental Death Benefits	—	—	21	—	—	—
Disability - Active Lives	—	—	20,077	—	—	—
Disability - Disabled Lives	—	—	11,640	—	—	—
Miscellaneous Reserves	—	—	67,869	—	—	—
Total life reserves (before reinsurance)	4,408,319	4,076,580	5,322,993	354,893	314,766	376,489

Less reinsurance ceded	2,567,261	2,553,329	3,040,752	—	—	—
Net life reserves	$1,841,058	$1,523,251	$2,282,241	$354,893	$314,766	$376,489

N. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2021, were as follows:

	Gross	Net of Loading
	(in thousands)

Ordinary new business	$6,563	$1,656
Ordinary renewal	42,120	35,150
Total	$48,683	$36,806

O. Separate Accounts

Separate and variable accounts held by the Company represent funds held in connection with certain variable annuity, variable universal life, and Company sponsored benefit plans. All separate account assets are carried at fair value. The Company participates in certain separate accounts.

As of December 31, 2021, and 2020 the Company’s separate account assets included legally insulated assets of $1,006.4 million and $972.1 million, respectively. Separate account assets not legally insulated, which represent seed money, totaled $16.5 million and $13.2 million as of December 31, 2021 and 2020, respectively.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

O. Separate Accounts (continued)

The seed money is invested pursuant to general account directives.

	2021	2020
	(in thousands)

Separate account premiums and considerations	$15,960	$15,897
Reserves for accounts with assets at fair value	1,008,949	975,084

The withdrawal characteristics of separate accounts at December 31 were as follows:
	2021	2020
	(in thousands)
Subject to discretionary withdrawal without adjustment:
At book value (which equals fair value) less surrender charge of 5% or more	$4,246	$6,053

Subject to discretionary withdrawal without adjustment:
At book value (which equals fair value) less surrender charge of less than 5%	595,292	541,125

Not subject to discretionary withdrawal	409,411	427,906
Total reserves	$1,008,949	$975,084

A reconciliation of net transfers to (from) separate accounts during the years ended December 31, was as follows:

	2021	2020	2019
	(in thousands)

Net transfers to (from) separate accounts	$(48,154)	$(43,895)	$(35,849)
Reconciling items	493	618	195
Total	$(47,661)	$(43,277)	$(35,654)

As of December 31, 2021, the general account had a maximum guarantee for separate account liabilities of $1.4 million. Amounts paid by the general account related to separate account guarantees during the past five years are as follows:

As of December 31,	Amount
2021	$238,858
2020	1,236
2019	37,480
2018	43,154
2017	239

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

O. Separate Accounts (continued)

To compensate the general account for the risk taken, the separate account has paid risk charges for the past five years as follows:

As of December 31,	Amount
2021	$69,906
2020	68,164
2019	76,272
2018	82,501
2017	89,072

P. Derivative Financial Instruments

The Company may purchase and sell various derivative instruments, including equity options, swaps, forwards, and futures based on the performance of certain indexes such as S&P 500 in order to hedge its obligation with respect to indexed products. These derivative instrument purchases are based on an option budget set by the Company for its indexed life and annuity products are authorized under state law, and are purchased from counterparties which conform to the Company’s policies and guidelines regarding derivative instruments. The standard option position involves contracts with durations of one year or less and, except for dynamic portfolio balancing (which is limited), are held to expiration. Exposure to market risk is reduced by the nature of the crediting strategy, which does not credit interest when the indices are below a certain level. If the related index decreases, options purchased expire worthless, and any future contracts will be settled at a loss.

These instruments are marked to market daily and may produce exposure in excess of internal counterparty limits established by the Company’s investment policy. The Company requires the counterparties to post collateral on its behalf to correct any overage stemming from either trading activity or market movements. The Company receives cash, cash equivalents and securities as collateral for any excess exposure and records the collateral received as a liability.

Investments in these types of instruments generally involve the following types of risk: in the case of over-the-counter options, there are no guarantees that markets will exist for these investments if the Company desired to close out a position; exchanges may impose trading limits which may inhibit the Company’s ability to close out positions in exchange-listed instruments; and, if the Company has an open position with a dealer that becomes insolvent, the Company may experience a loss. The Company analyzes its position in derivative instruments relative to its annuity and insurance requirements each market day.

Cash may be required, depending on market movement, when (1) buying an option or (2) closing an option or futures position. Counterparties may make a single net payment at expiration. Initial acquisition of instruments and subsequent balancing are performed solely for the purpose of hedging liabilities presented by indexed products.

The Company purchases options only from highly rated counterparties. However, in the event the counterparty failed to perform, the Company’s loss would be equal to the fair value of the net options, less any collateral held from that counterparty. The Company is required, in certain instances, to post collateral in order to purchase option, futures, or swap contracts. The amount of collateral that may be required for future or swap trading is determined by the exchange on which it is traded. The amount of collateral that is required for option trading is dependent on the counterparty. Most counterparties do not require collateral.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

P. Derivative Financial Instruments (continued)

As part of managing interest rate risk in its funding agreement business, the Company also enters into interest rate swaps. These swaps are primarily pay-fixed for receive-floating interest rate swaps designed to mitigate the interest rate risk in the assets used to back the funding agreements.

The face or contract amount of futures, options purchased, options written, swaptions purchased, and interest rate swaps (original amount for futures, notional amounts for options and swaps) at December 31 were as follows:

	2021	2020
	(in thousands)

Options purchased	$1,345,880	$1,107,350
Swaptions purchased	200,000	200,000
Interest rate swaps	19,500	19,500
Options written	1,264,200	1,059,030
Futures purchased	2,379	—

The carrying value of options and futures, and interest rate swaps at December 31 were as follows:

			Primary Underlying
	2021	2020	Risk Exposure
	(in thousands)

Options purchased	$190,223	$228,508	Equity market
Swaptions purchased	177	103	Interest rates
Interest rate swaps	972	3,302	Interest rates
Options written	(109,284)	(151,458)	Equity market
Futures purchased	353	38	Equity market
Net carrying value	$82,441	$80,493

Q. Fair Value of Financial Instruments

The carrying values and fair values of financial instruments at December 31 were as follows:

	2021		2020
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
	(in thousands)

Bonds	$6,007,841	$6,717,478	$5,735,202	$6,662,393
Preferred stocks	1,962	2,045	2,337	2,528
Mortgage loans	486,023	492,154	428,663	438,833
Policy loans	458,034	458,034	475,743	475,743
Investment product liabilities	653,380	618,352	662,511	627,925

Fair value for bonds and preferred stocks are based on published prices by the Securities Valuations Office (“SVO”) of the NAIC, if available. In the absence of SVO published prices, or when amortized cost is used by the SVO, quoted market prices by other third party organizations, if available, are used to calculate fair value.

National Life Insurance Company

Notes to Statutory-Basis Financial Statements

December 31, 2021 and December 31, 2020

Q. Fair Value of Financial Instruments (continued)

If neither SVO published prices nor quoted market prices are available, management estimates the fair value based on the quoted market prices of securities with similar characteristics or on industry recognized valuation techniques.

Mortgage loan fair values are determined using the average of discounted cash flows for the portfolio using current market rates and average durations.

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Investment product liabilities include flexible premium annuities, single premium deferred annuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

R. Reconciliation to Statutory Annual Statements

There are no adjustments to net income (loss) or capital and surplus as filed.

National Life Insurance Company

Note to Supplemental Schedules of Selected Statutory-Basis Financial Data
December 31, 2021

Note – Basis of Presentation

The accompanying schedules and interrogatories present selected statutory-basis financial data as of December 31, 2021 and for the year then ended for purposes of complying with paragraph 9 of the Annual Audited Financial Reports in the Annual Audited Report section of the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and agrees to or is included in the amounts reported in the Company’s 2021 Statutory Annual Statement as filed with the Department.

National Life Insurance Company

Supplemental Schedules of Selected Statutory-Basis Financial Data

December 31, 2021

(in thousands)
Investment income earned:
U.S. government bonds	$14,225
Other bonds (unaffiliated)	239,984
Bonds of affiliates	530
Preferred stocks (unaffiliated)	84
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	3,024
Common stocks of affiliates	—
Mortgage loans	18,576
Real estate	10,493
Policy loans	23,905
Cash, cash equivalents and short-term investments	3
Other invested assets	35,203
Derivative instruments	49,422
Aggregate write-ins for investment income	62
Gross investment income	$395,511
Real estate owned (book value less encumbrances)	$53,162
Mortgage loans (book value):
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	486,023
Total mortgage loans	$486,023
Mortgage loans by standing (book value):
Good standing	$486,023
Good standing with restructured terms	$—
Interest overdue more than 90 days, not in foreclosure	$—
Foreclosure in process	$—
Other long-term assets (statement value)	$198,788
Collateral loans	$—
Bonds and stocks of parents, subsidiaries and affiliates (book value):
Bonds	$4,378
Preferred Stocks	$—
Common Stocks	$1,943,931
Bonds and short-term investments by class and by maturity:
Bonds and short-term investments by maturity (statement value)
Due within one year or less	$119,086
Over 1 year through 5 years	732,986
Over 5 years through 10 years	839,503
Over 10 years through 20 years	1,594,339
Over 20 years	2,721,927
Total by maturity	$6,007,841

National Life Insurance Company

Supplemental Schedules of Selected Statutory-Basis Financial Data

December 31, 2021

Bonds and short-term investments by class (statement value):
Class 1	$3,502,251
Class 2	2,238,025
Class 3	211,078
Class 4	36,706
Class 5	9,778
Class 6	10,003
Total by class	$6,007,841
Total bonds publicly traded	$4,494,148
Total bonds privately placed	$1,513,692

Preferred stocks (statement value)	$1,962
Common stocks (market value)	$2,009,010
Short-term investments (book value)	$—
Options, caps & floors owned (statement value)	$190,400
Options, caps & floors written and in force (statement value)	$109,284
Collar, swap & forward agreements open (statement value)	$972
Futures contracts open (statement value)	$353
Cash on deposit	$49,430

Life insurance in-force (in thousands):
Industrial	$—
Ordinary	$58,110,440
Credit life	$—
Group life	$—
Amount of accidental death insurance in-force under ordinary policies	$155,819
Life insurance policies with disability provisions in-force (in thousands):
Industrial	$—
Ordinary	$16,157
Credit life	$—
Group life	$—

Supplementary contracts in-force (in thousands):
Ordinary - not involving life contingencies
Amount on deposit	$—
Amount of income payable	$4,153
Ordinary - involving life contingencies
Amount on deposit	$—
Amount of income payable	$3,276
Group - not involving life contingencies
Amount on deposit	$18,054
Amount of income payable	$—
Group - involving life contingencies
Amount on deposit	$—
Amount of income payable	$—

National Life Insurance Company

Supplemental Schedules of Selected Statutory-Basis Financial Data

December 31, 2021

(in thousands)
Annuities:
Ordinary:
Immediate - amount of income payable	$3,056
Deferred - fully paid - account balance	$210,646
Deferred - not fully paid - account balance	$525,340
Group:
Amount of income payable	$9,729
Fully paid - account balance	$124,650
Not fully paid - account balance	$4,626

Accident and Health insurance - premiums in force:
Group	$—
Credit	$—
Other	$11,663

Deposit funds and dividend accumulations:
Deposit funds - account balance	$—
Dividend accumulations - account balance	$—

Claim payments 2021:
Group Accident and Health
2021	$—
2020	$—
2019	$—
2018	$—
2017	$—
Other Accident and Health
2021	$12,349
2020	$12,459
2019	$12,839
2018	$13,782
2017	$14,190
Other coverages that use development methods to calculate claims reserves
2021	$—
2020	$—
2019	$—
2018	$—
2017	$—

National Life Insurance Company

Supplemental Schedule of Reinsurance Disclosures

December 31, 2021

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes	☐	No	☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

2.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes	☐	No	☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

3.	Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;

(b)	Provisions that permit settlements to be made less frequently than quarterly;
(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes	☐	No	☒

4.	Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Yes	☐	No	☒

National Life Insurance Company

Supplemental Schedule of Reinsurance Disclosures

December 31, 2021

		Identify	Has the insured event(s)
		reinsurance	triggering contract coverage
Type of contract:	Response:	contract(s):	been recognized?
Assumption reinsurance –	No		N/A
new for the reporting period[1]
Non-proportional reinsurance, which does	No		N/A
not result in significant surplus relief

5.	Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or	Yes	☐	No	☒

(b)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?	Yes	☐	No	☒

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences to explain why the contract(s) is treated differently for GAAP and SAP below:

1 This disclosure relates to ceding companies with assumption reinsurance agreements (paragraph 60 of SSAP 61R) entered into during the current year for which indemnity reinsurance is being applied for policyholders who have not yet agreed to the transfer to the new insurer or for which the regulator has not yet approved the novation to the new insurer.

National Life Insurance Company

Summary Investment Schedule

December 31, 2021

			Admitted Assets as Reported
Investment Categories	Gross Investment Holdings*		in the Annual Statement
	Amount	Percentage	Amount	Percentage
Bonds:
U.S. Governments	$422,285,916	4.47%	$422,285,916	4.47%
All Other Governments	3,017,782	0.03%	3,017,782	0.03%
U.S. States, Territories and Possessions, etc., Guaranteed	23,679,873	0.25%	23,679,873	0.25%
U.S. Political Subdivisions of States, Territories and Possessions, Guaranteed	43,738,618	0.46%	43,738,618	0.46%
U.S. Special Revenue and Special Assessment Obligations, etc., Non-Guaranteed	773,530,111	8.18%	773,530,111	8.18%
Industrial and Miscellaneous	4,682,909,216	49.53%	4,682,909,216	49.52%
Hybrid Securities	42,925,053	0.45%	42,925,053	0.45%
Parent, Subsidiaries and Affiliates	4,377,721	0.05%	4,377,721	0.05%
SVO Identified Funds	—	— %	—	— %
Unaffiliated Bank Loans	11,376,610	0.12%	11,376,610	0.12%
Preferred stocks:
Industrial and Misc. (Unaffiliated)	1,962,125	0.02%	1,962,125	0.02%
Parent, Subsidiaries and Affiliates	—	— %	—	— %
Common Stocks
Industrial and Miscellaneous Publicly Traded (Unaffiliated)	852,898	0.01%	852,898	0.01%
Industrial and Miscellaneous Other (Unaffiliated)	9,460,400	0.10%	9,460,400	0.10%
Parent, Subsidiaries and Affiliates Publicly Traded	—	— %	—	— %
Parent, Subsidiaries and Affiliates Other	1,943,930,978	20.56%	1,943,930,978	20.56%
Mutual Funds	54,765,315	0.58%	54,765,315	0.58%
Unit Investment Trusts	—	— %	—	— %
Closed-End Funds	—	— %	—	— %
Mortgage loans:
Farm Mortgages	—	— %	—	— %
Residential Mortgages	—	— %	—	— %
Commercial Mortgages	486,022,840	5.14%	486,022,840	5.14%
Mezzanine Real Estate Loans	—	— %	—	— %
Real estate investments:
Property occupied by company	53,161,833	0.56%	53,161,833	0.56%
Property held for production of income	—	— %	—	— %
Property held for sale	—	— %	—	— %
Cash, Cash Equivalents, and Short-Term Investments:
Cash	49,429,654	0.52%	49,429,654	0.52%
Cash Equivalents	—	— %	—	— %
Short-Term Investments	—	— %	—	— %
Contract loans	458,033,776	4.84%	458,033,776	4.84%
Derivatives	191,724,968	2.03%	191,724,968	2.03%
Other invested assets	198,788,089	2.10%	198,788,089	2.10%
Receivables for securities	—	— %	—	— %
Securities Lending	—	— %	—	— %
Other invested assets	40,079	— %	40,079	0.00%
Total invested assets	$9,456,013,855	100.00%	$9,456,013,855	100.00%

Supplement for the year 2021 of the   National Life Insurance Company

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For the year ended December 31, 2021

(To be filed by April 1)

Of National Life Insurance Company

Address (City, State, Zip Code): Montpelier VT 05604

NAIC Group Code.....634                 NAIC Company Code.....66680                     Employer's ID Number.....03-0144090

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments.

1.	Reporting entity's total admitted assets as reported on Page 2 of this annual statement.	$ 9,988,942,704

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
				Percentage of Total
	Issuer	Description of Exposure	Amount	Admitted Assets
2.01	Life Insurance Company Of the Southwest	Affiliate Common Stock	$1,943,930,978	19.5%
2.02	CITYSCAPE RESIDENCES	Mortgage	$37,625,000	0.4%
2.03	Anchorage Credit Funding LTD.	Bond	$31,500,000	0.3%
2.04	Walt Disney co.	Bond	$29,447,968	0.3%
2.05	Dominion Resources Inc.	Bond	$29,407,190	0.3%
2.06	NEWPORT COAST SC	Mortgage	$29,000,000	0.3%
2.07	Chubb Corp.	Bond	$28,574,864	0.3%
2.08	TA LP.	Equity Interest	$28,331,239	0.3%
2.09	Mars Inc.	Bond	$27,937,425	0.3%
2.10	UNIV OF CALIFORNIA CA REVENUES	Bond	$26,379,906	0.3%

3.	Amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2
3.01	NAIC 1	$3,502,250,620	35.1%
3.02	NAIC 2	$2,238,024,451	22.4%
3.03	NAIC 3	$211,078,370	2.1%
3.04	NAIC 4	$36,706,317	0.4%
3.05	NAIC 5	$9,777,853	0.1%
3.06	NAIC 6	$10,003,281	0.1%

	Preferred Stocks	3	4

3.07	P/RP-1	$0	0.0%
3.08	P/RP-2	$0	0.0%
3.09	P/RP-3	$0	0.0%
3.10	P/RP-4	$0	0.0%
3.11	P/RP-5	$0	0.0%
3.12	P/RP-6	$0	0.0%

4.     Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets?		Yes [ ] No [ X ]
If response to 4.01 above is yes, responses are not required for interrogatories 5-10.
4.02	Total admitted assets held in foreign investments	$883,297,820	8.8%
4.03	Foreign-currency-denominated investments	$0	0.0%
4.04	Insurance liabilities denominated in that same foreign currency	$0	0.0%

5.     Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC 1	$825,049,635	8.3%
5.02	Countries designated NAIC 2	$42,707,869	0.4%
5.03	Countries designated NAIC 3 or below	$15,540,316	0.2%

6.     Largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation:

	Countries designated NAIC 1:	1	2
6.01	Country 1: CAYMAN ISLANDS	$297,547,506	3.0%
6.02	Country 2: UNITED KINGDOM	$166,339,497	1.7%
	Countries designated NAIC 2:
6.03	Country 1: MEXICO	$31,042,015	0.3%
6.04	Country 2: ITALY	$11,665,854	0.1%
	Countries designated NAIC 3 or below:
6.05	Country 1: JERSEY C.I	$7,681,312	0.1%
6.06	Country 2: BRAZIL	$1,655,913	0.0%

		1	2
7.	Aggregate unhedged foreign currency exposure	$0	0.0%

SUPP285

Supplement for the year 2021 of the National Life Insurance Company

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:		1	2
	8.01	Countries designated NAIC 1	$0	0.0%
	8.02	Countries designated NAIC 2	$0	0.0%
	8.03	Countries designated NAIC 3 or below	$0	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign designation:
		Countries designated NAIC 1:	1	2
	9.01	Country 1:	$0	0.0%
	9.02	Country 2:	$0	0.0%
		Countries designated NAIC 2:
	9.03	Country 1:	$0	0.0%
	9.04	Country 2:	$0	0.0%
		Countries designated NAIC 3 or below:
	9.05	Country 1:	$0	0.0%
	9.06	Country 2:	$0	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:
		1	2
		Issuer	NAIC Designation	3	4
	10.01	Anchorage Credit Funding	1	$31,500,000	0.3%
	10.02	Brigade Debt Funding	1	$21,050,000	0.2%
	10.03	Centerbridge Credit Funding	1	$20,000,000	0.2%
	10.04	Wind River CLO	1	$19,947,139	0.2%
	10.05	FDF Limited	1	$19,210,000	0.2%
	10.06	NXP BV / NXP Funding LLC	2	$18,963,838	0.2%
	10.07	Teleconica Europe	2	$17,702,641	0.2%
	10.08	ARES CLO Ltd	1	$17,500,000	0.2%
	10.09	Duetsche Telekom Int	2	$16,910,899	0.2%
	10.10	Medtronic PLC	1	$16,485,053	0.2%

11.	Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian
	currency exposure:
	11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets?		Yes [ X ] No [ ]
		If response to 11.01 is yes, detail is not required for the remainder of Interrogatory 11
	11.02	Total admitted assets held in Canadian Investments	$0	0.0%
	11.03	Canadian currency-denominated investments	$0	0.0%
	11.04	Canadian-denominated insurance liabilities	$0	0.0%
	11.05	Unhedged Canadian currency exposure	$0	0.0%

12.	Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions.
	12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total

admitted assets?	Yes [ X ] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$0	0.0%
	Largest three investments with contractual sales restrictions:
12.03		$0	0.0%
12.04		$0	0.0%
12.05		$0	0.0%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:
	13.01	Are assets held in equity interest less than 2.5% of the reporting entity's total admitted assets?	Yes [ ] No [ X ]

		If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13
		1	2	3
		Name of Issuer
	13.02	Life Insurance Company Of the Southwest	$1,943,930,978	19.5%
	13.03	TA LP	$28,331,239	0.3%
	13.04	American Funds	$18,390,828	0.2%
	13.05	Vanguard Funds	$17,181,502	0.2%
	13.06	Touchstone Funds	$14,152,228	0.1%
	13.07	Centerbridge Capital Prtner	$12,620,051	0.1%
	13.08	North Haven Credit Ptners	$10,177,253	0.1%
	13.09	LS Power Equity Partners	$8,619,207	0.1%
	13.10	Sargasso Mutual Insurance Co.	$5,587,490	0.1%
	13.11	A&M Capital Partners LP	$4,674,770	0.0%

14.	Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:
	14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets?		Yes [ X ] No [ ]
		If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$0	0.0%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03		$0	0.0%
14.04		$0	0.0%
14.05		$0	0.0%

SUPP285.1

Supplement for the year 2021 of the   National Life Insurance Company

Ten Largest Fund Managers

	1	2	3	4
	Fund Manager	Total Invested	Diversified	Non-Diversified
14.06	American Funds	$18,390,828	$18,390,828	$0
14.07	Vanguard Funds	$17,181,502	$17,181,502	$0
14.08	Touchstone Funds	$14,152,228	$14,152,228	$0
14.09	Harbor Funds	$2,424,184	$2,424,184	$0
14.10	Western Asset Funds	$1,486,666	$1,486,666	$0
14.11	MFS Value Fund	$584,383	$584,383	$0
14.12	Baron Funds	$394,358	$394,358	$0
14.13	Eaton Vance Inc	$149,490	$149,490	$0
14.14	Fidelity Advisors	$1,676	$1,676	$0
14.15		$0	$0	$0

15.   Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets?	Yes [ X ] No [ ]
If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$0	0.0%
	Largest three investments in general partnership interests:
15.03		$0	0.0%
15.04		$0	0.0%
15.05		$0	0.0%

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:
16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets?	Yes [ ] No [ X ]
If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

1
Type (Residential, Commercial, Agricultural)

		2	3
16.02	COMMERCIAL	$37,625,000	0.4%
16.03	COMMERCIAL	$29,000,000	0.3%
16.04	COMMERCIAL	$22,881,334	0.2%
16.05	COMMERCIAL	$21,703,666	0.2%
16.06	COMMERCIAL.	$18,819,273	0.2%
16.07	COMMERCIAL	$18,576,881	0.2%
16.08	COMMERCIAL	$18,411,235	0.2%
16.09	COMMERCIAL	$18,053,674	0.2%
16.10	COMMERCIAL	$16,375,934	0.2%
16.11	COMMERCIAL	$15,588,578	0.2%

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

		Loans
16.12	Construction loans	$22,881,334	0.2%
16.13	Mortgage loans over 90 days past due	$0	0.0%
16.14	Mortgage loans in the process of foreclosure	$0	0.0%
16.15	Mortgage loans foreclosed	$0	0.0%
16.16	Restructured mortgage loans	$0	0.0%

17.   Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Loan-to-Value
		Residential		Commercial		Agricultural
		1	2	3	4	5	6
17.01	above 95%	$0	0.0%	$0	0.0%	$0	0.0%
17.02	91% to 95%	$0	0.0%	$0	0.0%	$0	0.0%
17.03	81% to 90%	$0	0.0%	$0	0.0%	$0	0.0%
17.04	71% to 80%	$0	0.0%	$0	0.0%	$0	0.0%
17.05	below 70%	$0	0.0%	$486,022,840	4.9%	$0	0.0%

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:
18.01	Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.
Largest five investments in any one parcel or group of contiguous parcels of real estate:
	Description	2	3
18.02			$0	0.0%
18.03			$0	0.0%
18.04			$0	0.0%
18.05			$0	0.0%
18.06			$0	0.0%

SUPP285.2

Supplement for the year 2021 of the   National Life Insurance Company

19. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans.
19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's admitted assets?	Yes [X] No [ ]
If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans Largest three investments held in mezzanine real estate loans:		$0	0.0%
19.03			$0	0.0%
19.04			$0	0.0%
19.05			$0	0.0%

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$0	0.0%	$0	$0	$0
20.02	Repurchase agreements	$0	0.0%	$0	$0	$0
20.03	Reverse repurchase agreements	$0	0.0%	$0	$0	$0
20.04	Dollar repurchase agreements	$0	0.0%	$0	$0	$0
20.05	Dollar reverse repurchase agreements	$0	0.0%	$0	$0	$0

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps and floors:
		Owned		Written
		1	2	3	4
21.01	Hedging	$0	0.0%	$0	$0.0%
21.02	Income generation	$0	0.0%	$0	$0.0%
21.03	Other	$0	0.0%	$0	$0.0%

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:
		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
22.01	Hedging	$166,369	0.0%	$186,781	$180,246	$173,454
22.02	Income generation	$0	0.0%	$0	$0	$0
22.03	Replications	$0	0.0%	$0	$0	$0
22.04	Other	$0	0.0%	$0	$0	$0

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:
		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
23.01	Hedging	$115,000	0.0%	$0	$0	$0
23.02	Income generation	$0	0.0%	$0	$0	$0
23.03	Replications	$0	0.0%	$0	$0	$0
23.04	Other	$0	0.0%	$0	$0	$0

SUPP285.3